UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-6200
Schwab Investments – Schwab 1000 Index Fund
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Schwab Investments – Schwab 1000 Index Fund
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: October 31
Date of reporting period: October 31, 2014

Item 1: Report(s) to Shareholders.

Annual report dated October 31, 2014, enclosed.

Schwab Equity Index Funds

Schwab® S&P 500 Index Fund

Schwab 1000 Index® Fund

Schwab Small-Cap Index Fund®

Schwab Total Stock Market
Index Fund®

Schwab International
Index Fund®

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This wrapper is not part of the shareholder report.

Schwab Equity Index Funds

Annual Report
October 31, 2014

Schwab® S&P 500 Index Fund

Schwab 1000 Index® Fund

Schwab Small-Cap Index Fund®

Schwab Total Stock Market
Index Fund®

Schwab International
Index Fund®

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Five cost-efficient ways to tap into the power of
the stock market for long-term growth potential.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, MSCI and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the 12 Months Ended October 31, 2014

Schwab® S&P 500 Index Fund (Ticker Symbol: SWPPX)	17.16%

S&P 500® Index	17.27%
Fund Category: Morningstar Large Blend	14.33%

Performance Details	pages 6-7

Schwab 1000 Index® Fund (Ticker Symbol: SNXFX)	16.36%

Schwab 1000 Index®	16.62%
Fund Category: Morningstar Large Blend	14.33%

Performance Details	pages 8-9

Schwab Small-Cap Index Fund® (Ticker Symbol: SWSSX)	8.08%

Russell 2000® Index	8.06%
Fund Category: Morningstar Small Blend	7.66%

Performance Details	pages 10-11

Schwab Total Stock Market Index Fund® (Ticker Symbol: SWTSX)	15.93%

Dow Jones U.S. Total Stock Market Index	16.00%
Fund Category: Morningstar Large Blend	14.33%

Performance Details	pages 12-13

Schwab International Index Fund®[1] (Ticker Symbol: SWISX)	0.09%

MSCI EAFE® Index (Net)	-0.60%
Fund Category: Morningstar Foreign Large Blend	-0.04%

Performance Details	pages 14-15

Minimum Initial Investment[2]	$100

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

[1]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[2]	Please see the funds’ prospectus for further detail and eligibility requirements.

2 Schwab Equity Index Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

For 25 years, Charles Schwab Investment Management has been committed to building funds that are designed to serve as part of the foundation of an investor’s portfolio. Our Schwab Equity Index Funds track the performance of stock market indexes constructed by industry-leading index providers, seeking returns by modeling their portfolios accordingly.

For the 12-month reporting period ended October 31, 2014, the funds generated returns that were closely aligned with their respective indices, and in most cases reflected a rally by U.S. stocks. For the Schwab International Index Fund, the depreciation of many foreign currencies versus the U.S. dollar reduced its total return to approximately zero percent.

In the U.S., the Federal Reserve continued to maintain its accommodative monetary policy. This combined with a stronger economy and favorable earnings reports by select companies drove U.S. stock market indices to record highs even as volatility increased. Large cap names were favored by the market, outperforming small-cap stocks.

Outside the U.S., economic growth generally stalled. This convinced the Bank of Japan and many other central banks to maintain low interest rates, even as the Fed began to scale back its policies. In response, the yen and other overseas currencies depreciated versus the U.S. dollar, reducing international stock returns in U.S. dollar terms. Financial markets faced additional hurdles that included continued geopolitical tensions.1 These and other factors contributed

 Asset Class Performance Comparison % returns during the 12 months ended 10/31/2014

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

17.27%	S&P 500® Index: measures U.S. large-cap stocks

8.06%	Russell 2000® Index: measures U.S. small-cap stocks

−0.60%	MSCI EAFE® Index (Net): measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

4.14%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.03%	Barclays U.S. Treasury Bills 1-3 Months Index: measures short-term U.S. Treasury obligations

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged, do not incur management fees, costs and expenses, and you cannot invest in them directly. Remember that past performance is not an indication of future results.

For index definitions, please see the Glossary.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds 3

From the President continued

For the 12-month reporting period ended October 31, 2014, the funds generated returns that were closely aligned with their respective indices, and in most cases reflected a rally by U.S. stocks.

to heightened market uncertainty. Reflecting this environment, the S&P 500 returned 17.3% and the MSCI EAFE Index returned -0.6%.2

For more information about the Schwab Equity Index Funds, please continue reading this report. In addition, you can find further details about the Schwab Equity Index Funds and our other investment products by visiting www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

1 To find out more information, please read “Investments in Russian Securities” in the “What’s New” section on www.schwabfunds.com.

2 The total return cited is for the MSCI EAFE Index (Net), which is calculated net of foreign withholding taxes.

4 Schwab Equity Index Funds

Fund Management

Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, leads the portfolio management teams of Schwab’s index mutual funds and equity ETFs. She also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent over three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for over four years as a senior financial analyst with Union Bank of California.

Schwab Equity Index Funds 5

Schwab® S&P 500 Index Fund

The Schwab S&P 500 Index Fund (the fund) seeks to track the total return of the S&P 500 Index (the index), which includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

Performance. The fund returned 17.16% for the 12-month reporting period ended October 31, 2014, compared with the index, which returned 17.27%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. U.S. stocks produced double-digit returns for the 12-month reporting period, with large-cap stocks outperforming small-cap stocks. The Federal Reserve left short-term interest rates historically low, making financing more affordable for businesses and households and generally supporting stocks. Despite heightened geopolitical tensions and an uncertain global economic outlook, the U.S. economy rebounded during the reporting period, and forecasts for stronger earnings by select companies contributed positively to market performance.

Contributors and Detractors. The Information Technology sector contributed the most to the index’s return, and to the return of the fund. The large average weight of this sector represents part of the reason for this contribution, with Information Technology stocks representing approximately 19% of the fund. The Information Technology sector returned approximately 26% for the 12-month reporting period, reflecting the overall performance of companies involved in Internet and software services. One example from this sector is Apple, Inc., a company that designs, manufactures, and markets personal computers and related computing, mobile communication, and media devices, as well as a variety of related software and services. The fund’s holdings of Apple, Inc. represented the fund’s largest position within this sector and returned approximately 48%. The Health Care sector was another significant contributor to the fund’s overall performance, representing an average weight of approximately 13% of the fund and returning approximately 30%.

The Telecommunication Services sector also generated positive returns for the fund, but contributed the least to the fund’s performance. Telecommunication Services stocks represented an average weight of approximately 3% of the fund and returned approximately 5%, reflecting the overall performance of companies involved in diversified and wireless telecommunication services. One example from this sector is AT&T, Inc., a communications holding company. The fund’s holdings of AT&T, Inc. returned approximately 1%. The Materials sector was another weak overall contributor to the performance of the fund. Materials stocks represented an average weight of approximately 3% of the fund and returned approximately 13% for the 12-month reporting period.

As of 10/31/14:

 Statistics

Number of Holdings	508
Weighted Average Market Cap ($ x 1,000,000)	$132,753
Price/Earnings Ratio (P/E)	18.9
Price/Book Ratio (P/B)	2.7
Portfolio Turnover Rate	2%

 Sector Weightings % of Investments

Information Technology	19.1%
Financials	16.0%
Health Care	13.9%
Consumer Discretionary	11.4%
Industrials	10.1%
Consumer Staples	9.4%
Energy	9.0%
Materials	3.2%
Utilities	3.1%
Telecommunication Services	2.3%
Other	2.5%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Apple, Inc.	3.5%
Exxon Mobil Corp.	2.3%
Microsoft Corp.	2.1%
Johnson & Johnson	1.7%
General Electric Co.	1.4%
Berkshire Hathaway, Inc., Class B	1.4%
Wells Fargo & Co.	1.4%
The Procter & Gamble Co.	1.3%
JPMorgan Chase & Co.	1.2%
Chevron Corp.	1.2%
Total	17.5%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Equity Index Funds

 Schwab® S&P 500 Index Fund

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2004 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab® S&P 500 Index Fund (5/19/97)	17.16%	16.60%	8.17%
S&P 500® Index	17.27%	16.69%	8.20%
Fund Category: Morningstar Large Blend	14.33%	15.03%	7.58%

Fund Expense Ratio4: 0.09%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Index ownership – Standard & Poor’s® S&P®, S&P 500®, Standard & Poor’s 500® and 500® are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Schwab S&P 500 Index Fund. The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 9, 2009, the Investor Share class, Select Share class and e.Shares class were combined into a single class of shares of the fund. The performance history of the fund prior to September 9, 2009 is that of the fund’s former Select Shares. On September 9, 2009, the Schwab Institutional Select S&P 500 Fund merged into the fund.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Reflects the total annual operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 7

Schwab 1000 Index® Fund

The Schwab 1000 Index Fund (the fund) seeks to match the total return of the Schwab 1000 Index (the index), which includes the stocks of the largest 1,000 publicly traded companies in the U.S., with size being determined by market capitalization (total market value of all shares outstanding). To pursue its goal, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

Performance. The fund returned 16.36% for the 12-month period ended October 31, 2014, compared with the index, which returned 16.62%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. U.S. stocks produced double-digit returns for the 12-month reporting period, with large-cap stocks outperforming small-cap stocks. The Federal Reserve left short-term interest rates historically low, making financing more affordable for businesses and households and generally supporting stocks. Despite heightened geopolitical tensions and an uncertain global economic outlook, the U.S. economy rebounded during the reporting period, and forecasts for stronger earnings by select companies contributed positively to market performance.

Contributors and Detractors. The Information Technology sector was the biggest contributor to the fund’s total return. The large average weight of this sector reflected part of the reason for this contribution, with Information Technology stocks representing approximately 18% of the fund. The Information Technology sector returned approximately 24% for the 12-month reporting period, reflecting the overall performance of companies involved in Internet and software services. One example from this sector is Apple, Inc., a company that designs, manufactures, and markets personal computers and related computing, mobile communication, and media devices, as well as a variety of related software and services. The fund’s holdings of Apple, Inc. returned approximately 48%. The Health Care sector also provided meaningful contributions to the fund’s return, representing an average weight of approximately 13% of the fund and returning approximately 30%.

The Telecommunication Services sector also generated positive returns for the fund, but was a weak overall contributor to the fund’s performance. The Telecommunication Services sector represented an average weight of approximately 2% of the fund and returned approximately 6%, reflecting the overall performance of companies involved in diversified and wireless telecommunication services. One example from this sector is Telephone and Data Systems, Inc., a diversified telecommunications company. The fund’s holdings of Telephone and Data Systems, Inc. returned approximately -20%. The Energy sector was another weak overall contributor to the performance of the fund, representing an average weight of approximately 10% of the fund and returning approximately 4% for the 12-month reporting period.

As of 10/31/14:

 Statistics

Number of Holdings	995
Weighted Average Market Cap ($ x 1,000,000)	$117,350
Price/Earnings Ratio (P/E)	20.1
Price/Book Ratio (P/B)	2.7
Portfolio Turnover Rate	4%

 Sector Weightings % of Investments

Information Technology	18.9%
Financials	16.7%
Health Care	13.8%
Consumer Discretionary	12.1%
Industrials	11.0%
Consumer Staples	8.7%
Energy	8.7%
Materials	3.5%
Utilities	3.1%
Telecommunication Services	2.3%
Other	1.2%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Apple, Inc.	3.1%
Exxon Mobil Corp.	2.0%
Microsoft Corp.	1.9%
Johnson & Johnson	1.5%
General Electric Co.	1.3%
Berkshire Hathaway, Inc., Class B	1.2%
Wells Fargo & Co.	1.2%
The Procter & Gamble Co.	1.1%
Chevron Corp.	1.1%
JPMorgan Chase & Co.	1.1%
Total	15.5%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Equity Index Funds

 Schwab 1000 Index® Fund

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2004 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab 1000 Index® Fund (4/2/91)	16.36%	16.56%	8.28%
Schwab 1000 Index®	16.62%	16.91%	8.57%
S&P 500® Index	17.27%	16.69%	8.20%
Fund Category: Morningstar Large Blend	14.33%	15.03%	7.58%

Fund Expense Ratios4: Net 0.29%; Gross 0.34%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to September 18, 2009 is that of the fund’s former Investor Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. The expense information shown in the table has been restated to reflect the removal of expenses incurred indirectly by the fund through its investment in business development companies (“BDCs”). The fund’s benchmark index no longer includes BDCs. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 9

Schwab Small-Cap Index Fund®

The Schwab Small-Cap Index Fund (the fund) seeks to track the total return of the Russell 2000 Index (the index), which is designed to measure the performance of the small-cap sector of the U.S. equity market. To pursue its goal, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

Performance. The fund returned 8.08% for the 12-month period ended October 31, 2014, compared with the index, which returned 8.06%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index. Also, the fund engaged in securities lending, which positively contributed to the fund’s performance versus the index.

Market Highlights. Small-cap U.S. stocks underperformed large-cap U.S. stocks, though both generated positive returns for the 12-month reporting period. The Federal Reserve left short-term interest rates historically low, making financing more affordable for businesses and households and generally supporting stocks. Despite heightened geopolitical tensions and an uncertain global economic outlook, the U.S. economy rebounded during the reporting period, and forecasts for stronger earnings by select companies contributed positively to market performance.

Contributors and Detractors. The Health Care sector contributed the most to the index’s return, and to the return of the fund. Health Care stocks represented approximately 13% of the fund and returned approximately 22% for the 12-month reporting period, reflecting the overall performance of health care providers, manufacturers and distributors of health care equipment and supplies, health care technology companies, as well as companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. One example from this sector is InterMune, Inc., a biotechnology company. The fund’s holdings of InterMune, Inc. produced triple-digit returns of approximately 426%. The Financials sector also provided meaningful contributions to performance, representing an average weight of approximately 23% of the fund and returning approximately 12%.

The Energy sector was the only detractor from the returns of both the index and the fund. The Energy sector represented an average weight of approximately 6% of the fund and returned approximately -18%, reflecting the overall performance of companies engaged in exploration and production, refining and marketing, and storage and transportation of oil, gas, coal and consumable fuels, as well as companies that offer oil and gas equipment and services. One example from this sector is Energy XXI (Bermuda) Ltd., a company that explores for and produces oil and natural gas. The fund’s holdings of Energy XXI (Bermuda) Ltd. returned approximately -73%. The Telecommunication Services sector was the weakest contributor to the performance of the fund, representing an average weight of approximately 1% of the fund and returning approximately 1% for the 12-month reporting period.

As of 10/31/14:

 Statistics

Number of Holdings	1,995
Weighted Average Market Cap ($ x 1,000,000)	$1,834
Price/Earnings Ratio (P/E)	59.1
Price/Book Ratio (P/B)	2.1
Portfolio Turnover Rate	12%

 Sector Weightings % of Investments

Financials	23.0%
Information Technology	16.9%
Industrials	13.3%
Health Care	13.2%
Consumer Discretionary	12.4%
Materials	4.5%
Energy	4.4%
Utilities	3.3%
Consumer Staples	3.0%
Telecommunication Services	0.7%
Other	5.3%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Puma Biotechnology, Inc.	0.4%
Isis Pharmaceuticals, Inc.	0.3%
WEX, Inc.	0.3%
Team Health Holdings, Inc.	0.3%
Brunswick Corp.	0.3%
Prosperity Bancshares, Inc.	0.3%
RLJ Lodging Trust	0.3%
The Ultimate Software Group, Inc.	0.2%
LaSalle Hotel Properties	0.2%
CNO Financial Group, Inc.	0.2%
Total	2.8%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than many other asset classes.

[1]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Equity Index Funds

 Schwab Small-Cap Index Fund®

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2004 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Small-Cap Index Fund® (5/19/97)	8.08%	17.96%	9.51%
Russell 2000® Index	8.06%	17.39%	8.67%
Small-Cap Spliced Index	8.06%	17.98%	9.59%
Fund Category: Morningstar Small Blend	7.66%	16.61%	8.49%

Fund Expense Ratios4: Net 0.17%; Gross 0.20%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Index ownership – “Russell 2000®” is a registered mark of the Frank Russell Company (“Russell”) and has been licensed for use by the Schwab Small-Cap Index Fund. The Schwab Small-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to August 21, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. The expense information shown in the table has been restated to reflect the removal of expenses incurred indirectly by the fund through its investment in business development companies (“BDCs”). The fund’s benchmark index no longer includes BDCs. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 11

Schwab Total Stock Market Index Fund®

The Schwab Total Stock Market Index Fund (the fund) seeks to track the total return of the entire U.S. stock market, as measured by the Dow Jones U.S. Total Stock Market Index (the index), which includes the stocks of all publicly traded companies headquartered in the U.S. for which pricing information is readily available. To pursue its investment objective, the funds use a sampling investment approach that involves investing in a representative sample of stocks with similar risk and return characteristics as the index, and maintains a tight allocation across all sectors, market capitalizations, and valuation measures compared with the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

Performance. The fund returned 15.93% for the 12-month period ended October 31, 2014, compared with the index, which returned 16.00%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. U.S. stocks produced double-digit returns for the 12-month reporting period, with large-cap stocks outperforming small-cap stocks. The Federal Reserve left short-term interest rates historically low, making financing more affordable for businesses and households and generally supporting stocks. Despite heightened geopolitical tensions and an uncertain global economic outlook, the U.S. economy rebounded during the reporting period, and forecasts for stronger earnings by select companies contributed positively to market performance.

Contributors and Detractors. The Information Technology sector was the biggest contributor to the fund’s total return. The large average weight of this sector reflected part of the reason for this contribution, with Information Technology stocks representing approximately 18% of the fund. The Information Technology sector returned approximately 23% for the 12-month reporting period, reflecting the overall performance of companies involved in Internet and software services. One example from this sector is Apple, Inc., a company that designs, manufactures, and markets personal computers and related computing, mobile communication, and media devices, as well as a variety of related software and services. The fund’s holdings of Apple, Inc. represented the fund’s largest position within this sector and returned approximately 48%. The Health Care sector was another significant contributor to the fund’s overall performance, representing an average weight of approximately 13% of the fund and returning approximately 29%.

The Telecommunication Services sector also generated positive returns for the fund, but contributed the least to the fund’s performance. Telecommunication Services stocks represented an average weight of approximately 2% of the fund and returned approximately 6%, reflecting the overall performance of companies involved in diversified and wireless telecommunication services. One example from this sector is NII Holdings, Inc. (Class B), a company that provides mobile communications for business customers in Latin America. The fund’s holdings of NII Holdings, Inc. (Class B) returned approximately -98%. The Energy sector was another comparatively weak contributor to the performance of the fund. Energy stocks represented an average weight of approximately 9% of the fund and returned approximately 3% for the 12-month reporting period.

As of 10/31/14:

 Statistics

Number of Holdings	2,511
Weighted Average Market Cap ($ x 1,000,000)	$107,838
Price/Earnings Ratio (P/E)	20.9
Price/Book Ratio (P/B)	2.6
Portfolio Turnover Rate	1%

 Sector Weightings % of Investments

Information Technology	18.4%
Financials	17.2%
Health Care	13.5%
Consumer Discretionary	12.1%
Industrials	11.0%
Energy	8.2%
Consumer Staples	8.1%
Materials	3.6%
Utilities	3.1%
Telecommunication Services	2.1%
Other	2.7%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Apple, Inc.	2.9%
Exxon Mobil Corp.	1.8%
Microsoft Corp.	1.7%
Johnson & Johnson	1.3%
General Electric Co.	1.2%
Berkshire Hathaway, Inc., Class B	1.1%
Wells Fargo & Co.	1.1%
The Procter & Gamble Co.	1.0%
Chevron Corp.	1.0%
JPMorgan Chase & Co.	1.0%
Total	14.1%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

12 Schwab Equity Index Funds

 Schwab Total Stock Market Index Fund®

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2004 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Total Stock Market Index Fund® (6/1/99)	15.93%	17.02%	8.71%
Dow Jones U.S. Total Stock Market Index	16.00%	17.09%	8.71%
Fund Category: Morningstar Large Blend	14.33%	15.03%	7.58%

Fund Expense Ratios4: Net 0.09%; Gross 0.10%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Index ownership – “Dow Jones” and “The Dow Jones U.S. Total Stock Market Index” are service marks of Dow Jones & Company, Inc. and have been licensed for certain purposes by CSIM. The Schwab Total Stock Market Index Fund, based on The Dow Jones U.S. Total Stock Market Index, is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in such a product.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to September 18, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 13

Schwab International Index Fund®

The Schwab International Index Fund (the fund) seeks to track the performance of the MSCI EAFE Index (Net) (the index), which measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the U.S. To pursue its goal, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

Performance. The fund returned 0.09% for the 12-month period ended October 31, 2014, compared with the index, which returned -0.60%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index. Also, timing differences in foreign exchange calculations and fair valuation of the fund’s holdings contributed to the fund’s relative performance.1

Market Highlights. Stocks in developed international markets produced slightly negative overall returns for the 12-month reporting period, in part due to continued geopolitical tensions and unsteady global economic growth. The reduction of some stimulative measures by the Federal Reserve contributed to the depreciation of many international currencies versus the U.S. dollar, generally reducing overall returns on overseas investments.

Contributors and Detractors. Stocks from Switzerland were among the biggest contributors to the fund’s total return from a country perspective, and represented an average weight of approximately 9% of the fund. Swiss stocks returned approximately 4% in U.S. dollar terms. One example from this market is Novartis AG, a company that manufactures pharmaceutical and consumer healthcare products. The fund’s holdings of Novartis AG returned approximately 23% in U.S. dollar terms. Stocks from Hong Kong also provided meaningful contributions to the returns of both the index and the fund, representing an average weight of approximately 3% of the fund and returning approximately 10% in U.S. dollar terms.

Stocks from France were among the biggest detractors from the total return of the fund. French stocks represented an average weight of approximately 10% of the fund and returned approximately -6% in U.S. dollar terms. One example from this market is Sanofi, a global pharmaceutical company that researches, develops, and manufactures prescription pharmaceuticals and vaccines. The fund’s holdings of Sanofi returned approximately -10% in U.S. dollar terms. Stocks from Japan also detracted from the performance of the fund, representing an average weight of approximately 20% of the fund and returning approximately -0.5% in U.S. dollar terms.

As of 10/31/14:

 Statistics

Number of Holdings	917
Weighted Average Market Cap ($ x 1,000,000)	$63,589
Price/Earnings Ratio (P/E)	17.5
Price/Book Ratio (P/B)	1.6
Portfolio Turnover Rate	2%

 Sector Weightings % of Investments

Financials	25.1%
Industrials	11.9%
Consumer Discretionary	11.3%
Health Care	10.6%
Consumer Staples	10.6%
Materials	7.3%
Energy	6.1%
Telecommunication Services	4.8%
Information Technology	4.4%
Utilities	3.8%
Other	4.1%
Total	100.0%

 Top Equity Holdings % of Net Assets2

Nestle S.A. – Reg’d	1.8%
Novartis AG – Reg’d	1.6%
Roche Holding AG	1.5%
HSBC Holdings plc	1.5%
Toyota Motor Corp.	1.2%
Royal Dutch Shell plc, A Shares	1.0%
BP plc	1.0%
Total S.A.	1.0%
Bayer AG – Reg’d	0.9%
Commonwealth Bank of Australia	0.9%
Total	12.4%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.

[1]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
[2]	This list is not a recommendation of any security by the investment adviser.

14 Schwab Equity Index Funds

 Schwab International Index Fund®

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2004 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab International Index Fund® (5/19/97)	0.09%	6.90%	5.86%
MSCI EAFE® Index (Net)	-0.60%	6.52%	5.81%
International Spliced Index	-0.60%	6.61%	5.98%
Fund Category: Morningstar Foreign Large Blend	-0.04%	6.66%	5.84%

Fund Expense Ratios4: Net 0.19%; Gross 0.23%

 Country Weightings % of Investments

Japan	20.5%
United Kingdom	20.1%
France	9.2%
Switzerland	8.9%
Germany	8.4%
Australia	7.7%
Spain	3.4%
Hong Kong	3.0%
Sweden	2.9%
Netherlands	2.6%
Other Countries	13.3%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Index ownership — “MSCI EAFE” is a registered mark of MSCI and has been licensed for use by the Schwab International Index Fund. The Schwab International Index Fund is not sponsored, endorsed, sold or promoted by MSCI and MSCI bears no liability with respect to the fund. The Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to August 21, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2014 and held through October 31, 2014.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/14	at 10/31/14	05/1/14–10/31/14

Schwab® S&P 500 Index Fund
Actual Return	0.09%	$1,000.00	$1,081.80	$0.47
Hypothetical 5% Return	0.09%	$1,000.00	$1,024.75	$0.46

Schwab 1000 Index® Fund
Actual Return	0.29%	$1,000.00	$1,077.30	$1.52
Hypothetical 5% Return	0.29%	$1,000.00	$1,023.74	$1.48

Schwab Small-Cap Index Fund®
Actual Return	0.17%	$1,000.00	$1,048.80	$0.88
Hypothetical 5% Return	0.17%	$1,000.00	$1,024.34	$0.87

Schwab Total Stock Market Index Fund®
Actual Return	0.09%	$1,000.00	$1,075.70	$0.47
Hypothetical 5% Return	0.09%	$1,000.00	$1,024.75	$0.46

Schwab International Index Fund®
Actual Return	0.19%	$1,000.00	$955.70	$0.94
Hypothetical 5% Return	0.19%	$1,000.00	$1,024.24	$0.97

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

16 Schwab Equity Index Funds

Schwab® S&P 500 Index Fund

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	27.78	22.35	19.82	18.70	16.28

Income (loss) from investment operations:
Net investment income (loss)	0.56	0.52	0.44	0.39	0.35
Net realized and unrealized gains (losses)	4.13	5.40	2.49	1.09	2.31

Total from investment operations	4.69	5.92	2.93	1.48	2.66
Less distributions:
Distributions from net investment income	(0.48)	(0.49)	(0.40)	(0.36)	(0.24)

Net asset value at end of period	31.99	27.78	22.35	19.82	18.70

Total return (%)	17.16	27.06	15.09	7.97	16.50

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.09	0.09	0.09	0.09	0.09
Gross operating expenses	0.09	0.09	0.10	0.10	0.10
Net investment income (loss)	1.89	2.10	2.09	1.96	1.97
Portfolio turnover rate	2	1	2	3	2
Net assets, end of period ($ x 1,000,000)	20,473	17,121	12,687	10,909	10,007

See financial notes 17

 Schwab S&P 500 Index Fund

Condensed Portfolio Holdings as of October 31, 2014

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.5%	Common Stock	11,021,049,498	19,950,703,019
0.1%	Other Investment Company	29,007,003	29,007,003
2.3%	Short-Term Investments	479,925,014	479,925,014

99.9%	Total Investments	11,529,981,515	20,459,635,036
0.1%	Other Assets and Liabilities, Net		13,654,324

100.0%	Net Assets		20,473,289,360

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 97.5% of net assets

Automobiles & Components 1.0%
Other Securities		1.0	202,304,005

Banks 5.9%
Bank of America Corp.	11,678,311	1.0	200,399,817
Citigroup, Inc.	3,375,447	0.9	180,687,678
JPMorgan Chase & Co.	4,202,531	1.2	254,169,075
Wells Fargo & Co.	5,272,309	1.4	279,906,885
Other Securities		1.4	290,450,329

		5.9	1,205,613,784

Capital Goods 7.4%
3M Co.	726,719	0.5	111,747,581
General Electric Co.	11,121,452	1.4	287,044,676
The Boeing Co.	747,654	0.5	93,389,461
United Technologies Corp.	931,635	0.5	99,684,945
Other Securities		4.5	925,519,292

		7.4	1,517,385,955

Commercial & Professional Supplies 0.6%
Other Securities		0.6	126,388,673

Consumer Durables & Apparel 1.3%
Other Securities		1.3	265,310,261

Consumer Services 1.6%
McDonald’s Corp.	1,101,738	0.5	103,265,903
Other Securities		1.1	219,803,923

		1.6	323,069,826

Diversified Financials 5.1%
Berkshire Hathaway, Inc., Class B *	2,022,430	1.4	283,463,789
The Charles Schwab Corp. (a)	1,302,581	0.2	37,344,997
Other Securities		3.5	717,649,565

		5.1	1,038,458,351

Energy 9.0%
Chevron Corp.	2,114,734	1.2	253,662,343
ConocoPhillips	1,368,090	0.5	98,707,693
Exxon Mobil Corp.	4,749,241	2.3	459,299,097
Schlumberger Ltd.	1,447,415	0.7	142,801,964
Other Securities		4.3	878,926,479

		9.0	1,833,397,576

Food & Staples Retailing 2.2%
CVS Health Corp.	1,291,551	0.5	110,827,991
Wal-Mart Stores, Inc.	1,750,302	0.7	133,495,534
Other Securities		1.0	207,444,950

		2.2	451,768,475

Food, Beverage & Tobacco 5.2%
Altria Group, Inc.	2,209,791	0.5	106,821,297
PepsiCo, Inc.	1,685,563	0.8	162,100,594
Philip Morris International, Inc.	1,733,446	0.8	154,294,028
The Coca-Cola Co.	4,371,456	0.9	183,076,577
Other Securities		2.2	455,790,790

		5.2	1,062,083,286

Health Care Equipment & Services 4.4%
UnitedHealth Group, Inc.	1,086,310	0.5	103,210,313
Other Securities		3.9	800,427,010

		4.4	903,637,323

Household & Personal Products 2.0%
The Procter & Gamble Co.	3,009,890	1.3	262,673,100
Other Securities		0.7	150,686,281

		2.0	413,359,381

Insurance 2.7%
Other Securities		2.7	557,145,040

Materials 3.2%
Other Securities		3.2	656,784,271

Media 3.4%
Comcast Corp., Class A	2,889,664	0.8	159,942,902

18 See financial notes

 Schwab S&P 500 Index Fund

Condensed Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
The Walt Disney Co.	1,751,583	0.8	160,059,655
Other Securities		1.8	377,508,929

		3.4	697,511,486

Pharmaceuticals, Biotechnology & Life Sciences 9.5%
AbbVie, Inc.	1,756,386	0.5	111,460,256
Amgen, Inc.	843,159	0.7	136,743,527
Bristol-Myers Squibb Co.	1,830,464	0.5	106,514,700
Celgene Corp. *	893,826	0.5	95,719,826
Gilead Sciences, Inc. *	1,684,050	0.9	188,613,600
Johnson & Johnson	3,145,925	1.7	339,067,797
Merck & Co., Inc.	3,211,014	0.9	186,046,151
Pfizer, Inc.	7,089,733	1.0	212,337,503
Other Securities		2.8	571,053,357

		9.5	1,947,556,717

Real Estate 2.3%
Other Securities		2.3	474,902,480

Retailing 4.1%
Amazon.com, Inc. *	421,980	0.6	128,898,011
The Home Depot, Inc.	1,500,150	0.7	146,294,628
Other Securities		2.8	562,482,981

		4.1	837,675,620

Semiconductors & Semiconductor Equipment 2.3%
Intel Corp.	5,532,605	0.9	188,163,896
Other Securities		1.4	285,990,121

		2.3	474,154,017

Software & Services 10.1%
Facebook, Inc., Class A *	2,316,800	0.8	173,736,832
Google, Inc., Class A *	315,912	0.9	179,396,947
Google, Inc., Class C *	316,358	0.9	176,869,431
International Business Machines Corp.	1,030,390	0.8	169,396,116
Microsoft Corp.	9,167,131	2.1	430,396,800
Oracle Corp.	3,617,586	0.7	141,266,733
Visa, Inc., Class A	547,300	0.6	132,134,639
Other Securities		3.3	667,530,550

		10.1	2,070,728,048

Technology Hardware & Equipment 6.7%
Apple, Inc.	6,660,715	3.5	719,357,220
Cisco Systems, Inc.	5,684,928	0.7	139,110,188
QUALCOMM, Inc.	1,862,365	0.7	146,214,276
Other Securities		1.8	352,938,585

		6.7	1,357,620,269

Telecommunication Services 2.3%
AT&T, Inc.	5,763,736	1.0	200,808,562
Verizon Communications, Inc.	4,601,178	1.1	231,209,194
Other Securities		0.2	41,081,884

		2.3	473,099,640

Transportation 2.1%
Union Pacific Corp.	1,000,550	0.6	116,514,048
Other Securities		1.5	313,981,396

		2.1	430,495,444

Utilities 3.1%
Other Securities		3.1	630,253,091

Total Common Stock
(Cost $11,021,049,498)			19,950,703,019

Other Investment Company 0.1% of net assets

Securities Lending Collateral 0.1%
Other Securities		0.1	29,007,003

Total Other Investment Company
(Cost $29,007,003)			29,007,003

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 2.3% of net assets

Time Deposits 2.2%
Bank of Tokyo - Mitsubishi UFJ
0.03%, 11/03/14	202,290,854	1.0	202,290,854
Wells Fargo
0.03%, 11/03/14	202,290,854	1.0	202,290,854
Other Securities		0.2	52,943,644

		2.2	457,525,352

U.S. Treasury Obligations 0.1%
Other Securities		0.1	22,399,662

Total Short-Term Investments
(Cost $479,925,014)			479,925,014

End of Investments.

At 10/31/14, tax basis cost of the fund’s investments was $11,566,619,637 and the unrealized appreciation and depreciation were $9,323,536,713 and ($430,521,314), respectively, with a net unrealized appreciation of $8,893,015,399.

For the following notes, please refer to the complete schedule of portfolio holdings.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $28,501,109.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.
(e)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

See financial notes 19

 Schwab S&P 500 Index Fund

Condensed Portfolio Holdings continued

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

S&P 500 Index, e-mini, Long, expires 12/19/14	4,900	492,793,000	12,366,475

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$19,950,703,019	$—	$—	$19,950,703,019
Other Investment Company[1]	29,007,003	—	—	29,007,003
Short-Term Investments[1]	—	479,925,014	—	479,925,014

Total	$19,979,710,022	$479,925,014	$—	$20,459,635,036

Other Financial Instruments
Futures Contracts[2]	$12,366,475	$—	$—	$12,366,475

[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

20 See financial notes

 Schwab S&P 500 Index Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments in affiliated issuers, at value (cost $17,491,210)		$37,344,997
Investments in unaffiliated issuers, at value (cost $11,483,483,302) including securities on loan of $28,501,109		20,393,283,036
Collateral invested for securities on loan, at value (cost $29,007,003)	+	29,007,003

Total investments, at value (cost $11,529,981,515)		20,459,635,036
Cash		420
Receivables:
Fund shares sold		39,122,079
Dividends		19,770,128
Variation margin on futures contracts		5,472,559
Income from securities on loan		42,153
Foreign tax reclaims		18,342
Interest		381
Prepaid expenses	+	286,882

Total assets		20,524,347,980

Liabilities

Collateral held for securities on loan		29,007,003
Payables:
Investment adviser and administrator fees		129,336
Shareholder service fees		52,284
Fund shares redeemed		21,542,799
Accrued expenses	+	327,198

Total liabilities		51,058,620

Net Assets

Total assets		20,524,347,980
Total liabilities	−	51,058,620

Net assets		$20,473,289,360

Net Assets by Source
Capital received from investors		11,478,444,634
Net investment income not yet distributed		289,403,265
Net realized capital losses		(236,578,535)
Net unrealized capital appreciation		8,942,019,996

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$20,473,289,360		640,075,169		$31.99

See financial notes 21

 Schwab S&P 500 Index Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends received from affiliated issuer		$299,995
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $32,849)		372,214,336
Interest		145,801
Securities on loan	+	334,711

Total investment income		372,994,843

Expenses

Investment adviser and administrator fees		11,278,737
Shareholder service fees		3,610,136
Transfer agent fees		431,882
Portfolio accounting fees		414,790
Shareholder reports		375,769
Custodian fees		326,780
Registration fees		227,683
Independent trustees’ fees		95,216
Professional fees		87,259
Index fee		74,795
Other expenses	+	337,107

Total expenses		17,260,154
Expense reduction by CSIM and its affiliates	−	470,374

Net expenses	−	16,789,780

Net investment income		356,205,063

Realized and Unrealized Gains (Losses)

Net realized gains on unaffiliated investments		12,750,651
Net realized gains on futures contracts	+	80,559,459

Net realized gains		93,310,110
Net change in unrealized appreciation (depreciation) on affiliated issuer		7,458,238
Net change in unrealized appreciation (depreciation) on unaffiliated investments		2,516,412,581
Net change in unrealized appreciation (depreciation) on futures contracts	+	1,415,372

Net change in unrealized appreciation (depreciation)	+	2,525,286,191

Net realized and unrealized gains		2,618,596,301

Increase in net assets resulting from operations		$2,974,801,364

22 See financial notes

 Schwab S&P 500 Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$356,205,063	$311,029,585
Net realized gains		93,310,110	53,530,089
Net change in unrealized appreciation (depreciation)	+	2,525,286,191	3,166,704,651

Increase in net assets from operations		2,974,801,364	3,531,264,325

Distributions to Shareholders

Distributions from net investment income		($297,103,536)	($278,278,089)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		139,516,160	$4,137,951,788	155,380,507	$3,830,088,605
Shares reinvested		9,293,269	257,330,630	11,251,940	248,330,312
Shares redeemed	+	(125,148,250)	(3,720,729,510)	(117,760,806)	(2,897,316,141)

Net transactions in fund shares		23,661,179	$674,552,908	48,871,641	$1,181,102,776

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		616,413,990	$17,121,038,624	567,542,349	$12,686,949,612
Total increase	+	23,661,179	3,352,250,736	48,871,641	4,434,089,012

End of period		640,075,169	$20,473,289,360	616,413,990	$17,121,038,624

Net investment income not yet distributed			$289,403,265		$231,017,629

See financial notes 23

Schwab 1000 Index® Fund

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	48.31	40.23	37.44	35.79	31.00

Income (loss) from investment operations:
Net investment income (loss)[1]	0.83	0.81	0.71	0.62	0.57
Net realized and unrealized gains (losses)	6.74	9.74	4.32	2.07	4.80

Total from investment operations	7.57	10.55	5.03	2.69	5.37
Less distributions:
Distributions from net investment income	(0.75)	(0.81)	(0.72)	(0.57)	(0.58)
Distributions from net realized gains	(1.50)	(1.66)	(1.52)	(0.47)	—

Total distributions	(2.25)	(2.47)	(2.24)	(1.04)	(0.58)

Net asset value at end of period	53.63	48.31	40.23	37.44	35.79

Total return (%)	16.36	27.85	14.38	7.60	17.51

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.29	0.29	0.29	0.29	0.29
Gross operating expenses	0.33	0.34	0.34	0.34	0.35
Net investment income (loss)	1.64	1.87	1.85	1.64	1.71
Portfolio turnover rate	4	4	4	5	5
Net assets, end of period ($ x 1,000,000)	6,586	5,887	4,848	4,552	4,575

1 Calculated based on the average shares outstanding during the period.

24 See financial notes

 Schwab 1000 Index Fund

Condensed Portfolio Holdings as of October 31, 2014

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.2%	Common Stock	2,005,520,919	6,533,533,558
1.2%	Other Investment Companies	78,068,474	78,068,474
0.0%	Short-Term Investment	2,629,957	2,629,957

100.4%	Total Investments	2,086,219,350	6,614,231,989
(0.4%)	Other Assets and Liabilities, Net		(27,864,447)

100.0%	Net Assets		6,586,367,542

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 99.2% of net assets

Automobiles & Components 1.2%
Other Securities		1.2	79,185,766

Banks 5.6%
Bank of America Corp.	3,346,841	0.9	57,431,791
Citigroup, Inc.	975,256	0.8	52,205,454
JPMorgan Chase & Co.	1,198,778	1.1	72,502,093
Wells Fargo & Co.	1,514,096	1.2	80,383,357
Other Securities		1.6	107,772,126

		5.6	370,294,821

Capital Goods 7.9%
3M Co.	206,554	0.5	31,761,809
General Electric Co.	3,190,202	1.3	82,339,114
The Boeing Co.	213,289	0.4	26,641,929
United Technologies Corp.	270,303	0.4	28,922,421
Other Securities		5.3	347,263,002

		7.9	516,928,275

Commercial & Professional Supplies 0.8%
Other Securities		0.8	52,976,248

Consumer Durables & Apparel 1.4%
Other Securities		1.4	94,606,614

Consumer Services 1.9%
McDonald’s Corp.	318,736	0.5	29,875,125
Other Securities		1.4	94,331,696

		1.9	124,206,821

Diversified Financials 4.8%
Berkshire Hathaway, Inc., Class B *	581,012	1.2	81,434,642
The Charles Schwab Corp. (a)	367,065	0.2	10,523,753
Other Securities		3.4	224,396,300

		4.8	316,354,695

Energy 8.7%
Chevron Corp.	606,937	1.1	72,802,093
ConocoPhillips	390,966	0.4	28,208,197
Exxon Mobil Corp.	1,359,263	2.0	131,454,325
Schlumberger Ltd.	411,647	0.6	40,613,093
Other Securities		4.6	302,172,326

		8.7	575,250,034

Food & Staples Retailing 2.0%
CVS Health Corp.	372,611	0.5	31,973,750
Wal-Mart Stores, Inc.	503,227	0.6	38,381,123
Other Securities		0.9	62,472,929

		2.0	132,827,802

Food, Beverage & Tobacco 4.8%
Altria Group, Inc.	635,805	0.4	30,734,814
PepsiCo, Inc.	480,985	0.7	46,256,327
Philip Morris International, Inc.	494,265	0.7	43,994,528
The Coca-Cola Co.	1,258,148	0.8	52,691,238
Other Securities		2.2	143,291,320

		4.8	316,968,227

Health Care Equipment & Services 4.6%
UnitedHealth Group, Inc.	309,692	0.5	29,423,837
Other Securities		4.1	270,695,776

		4.6	300,119,613

Household & Personal Products 1.9%
The Procter & Gamble Co.	861,119	1.1	75,149,855
Other Securities		0.8	52,112,984

		1.9	127,262,839

Insurance 3.0%
Other Securities		3.0	199,849,670

Materials 3.5%
Other Securities		3.5	231,219,343

Media 3.6%
Comcast Corp., Class A	827,123	0.7	45,781,258

See financial notes 25

 Schwab 1000 Index Fund

Condensed Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
The Walt Disney Co.	503,360	0.7	45,997,037
Other Securities		2.2	142,063,034

		3.6	233,841,329

Pharmaceuticals, Biotechnology & Life Sciences 9.3%
AbbVie, Inc.	508,646	0.5	32,278,675
Amgen, Inc.	240,902	0.6	39,069,486
Bristol-Myers Squibb Co.	526,739	0.5	30,650,942
Celgene Corp. *	253,040	0.4	27,098,054
Gilead Sciences, Inc. *	481,844	0.8	53,966,528
Johnson & Johnson	901,987	1.5	97,216,159
Merck & Co., Inc.	924,818	0.8	53,583,955
Pfizer, Inc.	2,031,951	0.9	60,856,932
Other Securities		3.3	217,366,388

		9.3	612,087,119

Real Estate 3.3%
Other Securities		3.3	217,752,838

Retailing 4.1%
Amazon.com, Inc. *	120,741	0.6	36,881,546
The Home Depot, Inc.	428,935	0.6	41,829,741
Other Securities		2.9	192,669,942

		4.1	271,381,229

Semiconductors & Semiconductor Equipment 2.3%
Intel Corp.	1,577,980	0.8	53,667,100
Other Securities		1.5	97,313,046

		2.3	150,980,146

Software & Services 10.4%
Facebook, Inc., Class A *	664,600	0.7	49,838,354
Google, Inc., Class A *	90,388	0.8	51,328,634
Google, Inc., Class C *	90,388	0.8	50,534,123
International Business Machines Corp.	295,740	0.7	48,619,656
Microsoft Corp.	2,626,238	1.9	123,301,874
Oracle Corp.	1,036,510	0.6	40,475,715
Visa, Inc., Class A	156,900	0.6	37,880,367
Other Securities		4.3	281,590,620

		10.4	683,569,343

Technology Hardware & Equipment 6.3%
Apple, Inc.	1,908,474	3.1	206,115,192
Cisco Systems, Inc.	1,626,315	0.6	39,795,928
QUALCOMM, Inc.	534,178	0.7	41,938,315
Other Securities		1.9	124,874,266

		6.3	412,723,701

Telecommunication Services 2.3%
AT&T, Inc.	1,651,077	0.9	57,523,523
Verizon Communications, Inc.	1,324,157	1.0	66,538,889
Other Securities		0.4	24,875,175

		2.3	148,937,587

Transportation 2.4%
Union Pacific Corp.	285,924	0.5	33,295,850
Other Securities		1.9	124,566,564

		2.4	157,862,414

Utilities 3.1%
Other Securities		3.1	206,347,084

Total Common Stock
(Cost $2,005,520,919)			6,533,533,558

Other Investment Companies 1.2% of net assets

Money Market Fund 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (e)	44,874,058	0.7	44,874,058

Securities Lending Collateral 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (e)	33,194,416	0.5	33,194,416

Total Other Investment Companies
(Cost $78,068,474)			78,068,474

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investment 0.0% of net assets

U.S. Treasury Obligation 0.0%
Other Securities		0.0	2,629,957

Total Short-Term Investment
(Cost $2,629,957)			2,629,957

End of Investments.

At 10/31/14, tax basis cost of the fund’s investments was $2,063,162,830 and the unrealized appreciation and depreciation were $4,587,737,414 and ($36,668,255), respectively, with a net unrealized appreciation of $4,551,069,159.

For the following notes, please refer to the complete schedule of portfolio holdings.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $33,735,231. Non-Cash Collateral pledged to the fund for securities on loan amounted to $1,049,914.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.
(e)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

26 See financial notes

 Schwab 1000 Index Fund

Condensed Portfolio Holdings continued

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

S&P 500 Index, e-mini, Long, expires 12/19/14	460	46,262,200	800,851

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$6,533,533,558	$—	$—	$6,533,533,558
Other Investment Companies[1]	78,068,474	—	—	78,068,474
Short-Term Investment[1]	—	2,629,957	—	2,629,957

Total	$6,611,602,032	$2,629,957	$—	$6,614,231,989

Other Financial Instruments
Futures Contracts[2]	$800,851	$—	$—	$800,851

[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

See financial notes 27

 Schwab 1000 Index Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments in affiliated issuers, at value (cost $1,803,228)		$10,523,753
Investments in unaffiliated issuers, at value (cost $2,051,221,706) including securities on loan of $33,735,231		6,570,513,820
Collateral invested for securities on loan, at value (cost $33,194,416)	+	33,194,416

Total investments, at value (cost $2,086,219,350)		6,614,231,989
Receivables:
Investments sold		222,759
Dividends		6,115,533
Fund shares sold		2,912,015
Variation margin on futures contracts		524,400
Income from securities on loan		75,470
Foreign tax reclaims		4,914
Prepaid expenses	+	126,415

Total assets		6,624,213,495

Liabilities

Collateral held for securities on loan		33,194,416
Payables:
Investment adviser and administrator fees		127,028
Shareholder service fees		72,230
Fund shares redeemed		4,330,239
Accrued expenses	+	122,040

Total liabilities		37,845,953

Net Assets

Total assets		6,624,213,495
Total liabilities	−	37,845,953

Net assets		$6,586,367,542

Net Assets by Source
Capital received from investors		1,776,200,659
Net investment income not yet distributed		82,633,843
Net realized capital gains		198,719,550
Net unrealized capital appreciation		4,528,813,490

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$6,586,367,542		122,814,922		$53.63

28 See financial notes

 Schwab 1000 Index Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends received from affiliated issuer		$88,096
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $15,425)		119,708,654
Interest		814
Securities on loan	+	725,483

Total investment income		120,523,047

Expenses

Investment adviser and administrator fees		13,862,067
Shareholder service fees		6,033,432
Shareholder reports		180,488
Portfolio accounting fees		170,975
Custodian fees		111,815
Transfer agent fees		94,746
Registration fees		71,614
Professional fees		60,218
Independent trustees’ fees		50,872
Interest expense		183
Other expenses	+	116,777

Total expenses		20,753,187
Expense reduction by CSIM and its affiliates	−	2,683,006

Net expenses	−	18,070,181

Net investment income		102,452,866

Realized and Unrealized Gains (Losses)

Net realized gains on unaffiliated investments		169,698,983
Net realized gains on futures contracts	+	8,242,453

Net realized gains		177,941,436
Net change in unrealized appreciation (depreciation) on affiliated issuer		2,209,731
Net change in unrealized appreciation (depreciation) on unaffiliated investments		660,220,261
Net change in unrealized appreciation (depreciation) on futures contracts	+	(1,508,612)

Net change in unrealized appreciation (depreciation)	+	660,921,380

Net realized and unrealized gains		838,862,816

Increase in net assets resulting from operations		$941,315,682

See financial notes 29

 Schwab 1000 Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$102,452,866	$99,492,905
Net realized gains		177,941,436	178,811,471
Net change in unrealized appreciation (depreciation)	+	660,921,380	1,026,638,598

Increase in net assets from operations		941,315,682	1,304,942,974

Distributions to Shareholders

Distributions from net investment income		(91,043,881)	(96,597,152)
Distributions from net realized gains	+	(182,379,726)	(197,828,775)

Total distributions		($273,423,607)	($294,425,927)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,474,992	$424,679,163	9,372,908	$400,294,068
Shares reinvested		5,073,441	236,878,978	6,695,843	255,781,218
Shares redeemed	+	(12,594,623)	(630,314,274)	(14,700,117)	(627,358,330)

Net transactions in fund shares		953,810	$31,243,867	1,368,634	$28,716,956

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		121,861,112	$5,887,231,600	120,492,478	$4,847,997,597
Total increase	+	953,810	699,135,942	1,368,634	1,039,234,003

End of period		122,814,922	$6,586,367,542	121,861,112	$5,887,231,600

Net investment income not yet distributed			$82,633,843		$71,285,685

30 See financial notes

Schwab Small-Cap Index Fund®

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	27.62	21.26	20.55	19.18	15.14

Income (loss) from investment operations:
Net investment income (loss)[1]	0.35	0.42	0.33	0.25	0.22
Net realized and unrealized gains (losses)	1.76	6.94	1.89	1.37	3.97

Total from investment operations	2.11	7.36	2.22	1.62	4.19
Less distributions:
Distributions from net investment income	(0.31)	(0.50)	(0.35)	(0.20)	(0.15)
Distributions from net realized gains	(1.29)	(0.50)	(1.16)	(0.05)	—

Total distributions	(1.60)	(1.00)	(1.51)	(0.25)	(0.15)

Net asset value at end of period	28.13	27.62	21.26	20.55	19.18

Total return (%)	8.08	36.23	11.87	8.45	27.85

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.17	0.17	0.17	0.19	0.19
Gross operating expenses	0.21	0.20	0.21	0.19	0.20
Net investment income (loss)	1.27	1.76	1.63	1.18	1.23
Portfolio turnover rate	12	11	41 [2]	26	33
Net assets, end of period ($ x 1,000,000)	2,567	2,351	1,675	1,502	1,406

1 Calculated based on the average shares outstanding during the period.
2 Portfolio turnover rate increase was mainly the result of trading activities in connection with the change in primary benchmark index effective December 14, 2011.

See financial notes 31

 Schwab Small-Cap Index Fund

Condensed Portfolio Holdings as of October 31, 2014

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.9%	Common Stock	1,808,542,039	2,564,440,457
0.0%	Rights	320,914	320,914
0.0%	Warrants	—	—
5.1%	Other Investment Company	130,686,609	130,686,609
0.5%	Short-Term Investments	13,560,292	13,560,292

105.5%	Total Investments	1,953,109,854	2,709,008,272
(5.5%)	Other Assets and Liabilities, Net		(142,203,233)

100.0%	Net Assets		2,566,805,039

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 99.9% of net assets

Automobiles & Components 1.2%
Dana Holding Corp.	251,200	0.2	5,139,552
Other Securities		1.0	24,789,854

		1.2	29,929,406

Banks 9.6%
Investors Bancorp, Inc.	537,604	0.2	5,779,243
Prosperity Bancshares, Inc.	105,600	0.3	6,377,184
Radian Group, Inc.	286,004	0.2	4,819,167
Other Securities		8.9	228,610,997

		9.6	245,586,591

Capital Goods 8.5%
CLARCOR, Inc.	74,600	0.2	4,995,216
Curtiss-Wright Corp.	71,982	0.2	4,981,874
Esterline Technologies Corp. *	47,000	0.2	5,504,170
HEICO Corp.	102,306	0.2	5,549,077
Moog, Inc., Class A *	67,700	0.2	5,181,758
Teledyne Technologies, Inc. *	55,571	0.2	5,758,823
Woodward, Inc.	100,500	0.2	5,146,605
Other Securities		7.1	182,099,756

		8.5	219,217,279

Commercial & Professional Supplies 3.6%
Other Securities		3.6	93,747,008

Consumer Durables & Apparel 2.6%
Brunswick Corp.	136,700	0.3	6,397,560
Other Securities		2.3	59,923,721

		2.6	66,321,281

Consumer Services 4.0%
Other Securities		4.0	103,171,036

Diversified Financials 2.6%
PRA Group, Inc. *	76,129	0.2	4,815,159
Other Securities		2.4	61,594,561

		2.6	66,409,720

Energy 4.6%
SemGroup Corp., Class A	62,965	0.2	4,832,564
Other Securities		4.4	113,784,925

		4.6	118,617,489

Food & Staples Retailing 1.0%
United Natural Foods, Inc. *	72,982	0.2	4,964,236
Other Securities		0.8	19,779,898

		1.0	24,744,134

Food, Beverage & Tobacco 1.8%
TreeHouse Foods, Inc. *	62,152	0.2	5,293,486
Other Securities		1.6	41,858,353

		1.8	47,151,839

Health Care Equipment & Services 6.5%
DexCom, Inc. *	114,200	0.2	5,133,290
HealthSouth Corp.	129,800	0.2	5,234,834
STERIS Corp.	88,188	0.2	5,450,018
Team Health Holdings, Inc. *	104,367	0.3	6,527,112
West Pharmaceutical Services, Inc.	108,630	0.2	5,567,287
Other Securities		5.4	137,914,324

		6.5	165,826,865

Household & Personal Products 0.4%
Other Securities		0.4	9,267,707

Insurance 2.6%
CNO Financial Group, Inc.	333,600	0.2	6,048,168
First American Financial Corp.	160,900	0.2	4,878,488
Other Securities		2.2	56,628,966

		2.6	67,555,622

Materials 4.8%
Graphic Packaging Holding Co. *	489,715	0.2	5,940,243
PolyOne Corp.	144,754	0.2	5,357,346

32 See financial notes

 Schwab Small-Cap Index Fund

Condensed Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
Other Securities		4.4	111,368,932

		4.8	122,666,521

Media 1.4%
Other Securities		1.4	34,786,758

Pharmaceuticals, Biotechnology & Life Sciences 7.5%
Cepheid *	102,700	0.2	5,444,127
Isis Pharmaceuticals, Inc. *	177,200	0.3	8,161,832
Pacira Pharmaceuticals, Inc. *	53,800	0.2	4,993,716
Puma Biotechnology, Inc. *	34,800	0.4	8,720,880
Other Securities		6.4	164,978,477

		7.5	192,299,032

Real Estate 9.5%
CubeSmart	240,643	0.2	5,065,535
Highwoods Properties, Inc.	133,507	0.2	5,723,445
LaSalle Hotel Properties	159,626	0.2	6,258,935
RLJ Lodging Trust	195,282	0.3	6,291,986
Strategic Hotels & Resorts, Inc. *	382,700	0.2	4,917,695
Other Securities		8.4	215,108,170

		9.5	243,365,766

Retailing 4.0%
Other Securities		4.0	102,539,172

Semiconductors & Semiconductor Equipment 3.6%
RF Micro Devices, Inc. *	423,000	0.2	5,503,230
TriQuint Semiconductor, Inc. *	253,400	0.2	5,481,042
Other Securities		3.2	81,580,302

		3.6	92,564,574

Software & Services 9.4%
Aspen Technology, Inc. *	139,600	0.2	5,155,428
Guidewire Software, Inc. *	104,300	0.2	5,208,742
MAXIMUS, Inc.	101,496	0.2	4,918,496
SS&C Technologies Holdings, Inc. *	104,600	0.2	5,054,272
The Ultimate Software Group, Inc. *	43,100	0.2	6,486,981
Tyler Technologies, Inc. *	49,100	0.2	5,495,272
Verint Systems, Inc. *	88,372	0.2	5,080,506
WEX, Inc. *	58,476	0.3	6,640,534
Other Securities		7.7	197,702,866

		9.4	241,743,097

Technology Hardware & Equipment 4.7%
Cognex Corp. *	131,818	0.2	5,214,720
FEI Co.	63,900	0.2	5,385,492
Other Securities		4.3	111,281,680

		4.7	121,881,892

Telecommunication Services 0.7%
Other Securities		0.7	19,204,423

Transportation 1.8%
Other Securities		1.8	46,283,560

Utilities 3.5%
Cleco Corp.	90,700	0.2	4,876,032
Dynegy, Inc. *	183,200	0.2	5,587,600
Other Securities		3.1	79,096,053

		3.5	89,559,685

Total Common Stock
(Cost $1,808,542,039)			2,564,440,457

Rights 0.0% of net assets

Automobiles & Components 0.0%
Other Securities		0.0	107,470

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Other Securities		0.0	—

Telecommunication Services 0.0%
Other Securities		0.0	213,444

Total Rights
(Cost $320,914)			320,914

Warrants 0.0% of net assets

Energy 0.0%
Other Securities		0.0	—

Total Warrants
(Cost $—)			—

Other Investment Company 5.1% of net assets

Securities Lending Collateral 5.1%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (f)	130,686,609	5.1	130,686,609

Total Other Investment Company
(Cost $130,686,609)			130,686,609

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 0.5% of net assets

Time Deposit 0.4%
DNB
0.03%, 11/03/14	11,660,323	0.4	11,660,323

See financial notes 33

 Schwab Small-Cap Index Fund

Condensed Portfolio Holdings continued

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

U.S. Treasury Obligations 0.1%
Other Securities		0.1	1,899,969

Total Short-Term Investments
(Cost $13,560,292)			13,560,292

End of Investments.

At 10/31/14 tax basis cost of the fund’s investments was $1,960,321,155 and the unrealized appreciation and depreciation were $900,108,052 and ($151,420,935), respectively, with a net unrealized appreciation of $748,687,117.

For the following notes, please refer to the complete schedule of portfolio holdings.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $320,914 or 0.0% of net assets.
(c)	All or a portion of this security is on loan. Securities on loan were valued at $128,436,558.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

Russell 2000 Index, mini, Long, expires 12/19/14	20	2,342,000	202,898

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$2,564,440,457	$—	$—	$2,564,440,457
Rights[1]	—	—	320,914	320,914
Warrants[1]	—	—	—	—
Other Investment Company[1]	130,686,609	—	—	130,686,609
Short-Term Investments[1]	—	13,560,292	—	13,560,292

Total	$2,695,127,066	$13,560,292	$320,914	$2,709,008,272

Other Financial Instruments
Futures Contracts[2]	$202,898	$—	$—	$202,898

[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2013	(Losses)	(Depreciation)	Purchases	Sales	in	out	2014

Rights	$—	$—	$—	$320,914	$—	$—	$—	$320,914

Total	$—	$—	$—	$320,914	$—	$—	$—	$320,914

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

34 See financial notes

 Schwab Small-Cap Index Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments, at value (cost $1,822,423,245) including securities on loan of $128,436,558		$2,578,321,663
Collateral invested for securities on loan, at value (cost $130,686,609)	+	130,686,609

Total investments, at value (cost $1,953,109,854)		2,709,008,272
Receivables:
Fund shares sold		1,693,089
Dividends		906,831
Income from securities on loan		449,465
Variation margin on futures contracts		198,210
Interest		10
Prepaid expenses	+	43,784

Total assets		2,712,299,661

Liabilities

Collateral held for securities on loan		130,686,609
Payables:
Investments bought		2,651,214
Investment adviser and administrator fees		30,877
Shareholder service fees		5,896
Fund shares redeemed		11,889,615
Accrued expenses	+	230,411

Total liabilities		145,494,622

Net Assets

Total assets		2,712,299,661
Total liabilities	−	145,494,622

Net assets		$2,566,805,039

Net Assets by Source
Capital received from investors		1,654,178,949
Net investment income not yet distributed		22,176,318
Net realized capital gains		134,348,456
Net unrealized capital appreciation		756,101,316

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$2,566,805,039		91,231,854		$28.13

See financial notes 35

 Schwab Small-Cap Index Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends (net of foreign withholding taxes of $18,199)		$30,980,670
Interest		20,230
Securities on loan	+	5,025,528

Total investment income		36,026,428

Expenses

Investment adviser and administrator fees		3,754,578
Shareholder service fees		485,138
Index fee		324,115
Shareholder reports		155,464
Portfolio accounting fees		114,038
Registration fees		68,585
Transfer agent fees		64,795
Custodian fees		53,141
Professional fees		47,341
Independent trustees’ fees		18,011
Other expenses	+	46,862

Total expenses		5,132,068
Expense reduction by CSIM and its affiliates	−	875,516

Net expenses	−	4,256,552

Net investment income		31,769,876

Realized and Unrealized Gains (Losses)

Net realized gains on investments		137,599,673
Net realized gains on futures contracts		6,472,968
Net realized losses on foreign currency transactions	+	(266)

Net realized gains		144,072,375
Net change in unrealized appreciation (depreciation) on investments		18,055,018
Net change in unrealized appreciation (depreciation) on futures contracts		(2,952,563)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(9)

Net change in unrealized appreciation (depreciation)	+	15,102,446

Net realized and unrealized gains		159,174,821

Increase in net assets resulting from operations		$190,944,697

36 See financial notes

 Schwab Small-Cap Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$31,769,876	$35,040,608
Net realized gains		144,072,375	103,525,565
Net change in unrealized appreciation (depreciation)	+	15,102,446	474,902,335

Increase in net assets from operations		190,944,697	613,468,508

Distributions to Shareholders

Distributions from net investment income		(26,168,327)	(39,112,389)
Distributions from net realized gains	+	(110,361,333)	(39,238,431)

Total distributions		($136,529,660)	($78,350,820)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		19,513,159	$532,426,174	17,519,506	$419,420,964
Shares reinvested		4,820,637	125,963,244	3,540,194	72,432,373
Shares redeemed	+	(18,247,583)	(497,352,580)	(14,685,439)	(350,359,363)

Net transactions in fund shares		6,086,213	$161,036,838	6,374,261	$141,493,974

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		85,145,641	$2,351,353,164	78,771,380	$1,674,741,502
Total increase	+	6,086,213	215,451,875	6,374,261	676,611,662

End of period		91,231,854	$2,566,805,039	85,145,641	$2,351,353,164

Net investment income not yet distributed			$22,176,318		$17,941,421

See financial notes 37

Schwab Total Stock Market Index Fund®

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	32.53	25.80	22.92	21.57	18.50

Income (loss) from investment operations:
Net investment income (loss)	0.60	0.57	0.47	0.41	0.37
Net realized and unrealized gains (losses)	4.49	6.70	2.83	1.33	3.02

Total from investment operations	5.09	7.27	3.30	1.74	3.39
Less distributions:
Distributions from net investment income	(0.51)	(0.54)	(0.42)	(0.39)	(0.32)
Distributions from net realized gains	(0.15)	—	—	—	—

Total distributions	(0.66)	(0.54)	(0.42)	(0.39)	(0.32)

Net asset value at end of period	36.96	32.53	25.80	22.92	21.57

Total return (%)	15.93	28.76	14.71	8.14	18.53

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.09	0.09	0.09	0.09	0.09
Gross operating expenses	0.10	0.10	0.10	0.11	0.11
Net investment income (loss)	1.79	2.02	2.02	1.79	1.85
Portfolio turnover rate	1	2	3	1	3
Net assets, end of period ($ x 1,000,000)	4,049	3,183	2,240	1,747	1,470

38 See financial notes

 Schwab Total Stock Market Index Fund

Condensed Portfolio Holdings as of October 31, 2014

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.7%	Common Stock	2,419,182,444	3,996,962,109
0.0%	Rights	32,982	32,760
0.0%	Warrants	—	—
0.7%	Other Investment Company	26,162,578	26,162,578
2.1%	Short-Term Investments	86,325,341	86,325,341

101.5%	Total Investments	2,531,703,345	4,109,482,788
(1.5%)	Other Assets and Liabilities, Net		(60,247,221)

100.0%	Net Assets		4,049,235,567

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 98.7% of net assets

Automobiles & Components 1.2%
Other Securities		1.2	47,727,756

Banks 5.9%
Bank of America Corp.	1,883,401	0.8	32,319,161
Citigroup, Inc.	539,889	0.7	28,900,258
JPMorgan Chase & Co.	671,463	1.0	40,610,082
Wells Fargo & Co.	845,813	1.1	44,904,212
Other Securities		2.3	92,490,937

		5.9	239,224,650

Capital Goods 7.8%
3M Co.	115,357	0.4	17,738,446
General Electric Co.	1,797,112	1.2	46,383,461
United Technologies Corp.	152,628	0.4	16,331,196
Other Securities		5.8	233,705,336

		7.8	314,158,439

Commercial & Professional Supplies 1.0%
Other Securities		1.0	42,139,145

Consumer Durables & Apparel 1.6%
Other Securities		1.6	62,440,667

Consumer Services 2.1%
McDonald’s Corp.	175,440	0.4	16,443,991
Other Securities		1.7	68,027,877

		2.1	84,471,868

Diversified Financials 4.6%
Berkshire Hathaway, Inc., Class B *	324,902	1.1	45,538,264
The Charles Schwab Corp. (a)	211,426	0.1	6,061,583
Other Securities		3.4	136,285,691

		4.6	187,885,538

Energy 8.4%
Chevron Corp.	339,623	1.0	40,737,779
ConocoPhillips	223,431	0.4	16,120,547
Exxon Mobil Corp.	761,999	1.8	73,692,923
Schlumberger Ltd.	232,003	0.6	22,889,416
Other Securities		4.6	185,142,251

		8.4	338,582,916

Food & Staples Retailing 1.9%
CVS Health Corp.	205,937	0.5	17,671,454
Wal-Mart Stores, Inc.	282,889	0.5	21,575,944
Other Securities		0.9	37,585,921

		1.9	76,833,319

Food, Beverage & Tobacco 4.5%
Altria Group, Inc.	356,923	0.4	17,253,658
PepsiCo, Inc.	270,258	0.7	25,990,712
Philip Morris International, Inc.	280,509	0.6	24,968,106
The Coca-Cola Co.	705,514	0.7	29,546,926
Other Securities		2.1	85,275,371

		4.5	183,034,773

Health Care Equipment & Services 4.7%
UnitedHealth Group, Inc.	172,781	0.4	16,415,923
Other Securities		4.3	172,793,029

		4.7	189,208,952

Household & Personal Products 1.8%
The Procter & Gamble Co.	482,524	1.0	42,109,870
Other Securities		0.8	30,497,227

		1.8	72,607,097

Insurance 3.0%
Other Securities		3.0	123,151,426

Materials 3.6%
Other Securities		3.6	146,031,968

Media 3.4%
Comcast Corp., Class A	461,960	0.6	25,569,486

See financial notes 39

 Schwab Total Stock Market Index Fund

Condensed Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
The Walt Disney Co.	281,639	0.7	25,736,172
Other Securities		2.1	85,407,578

		3.4	136,713,236

Pharmaceuticals, Biotechnology & Life Sciences 9.0%
AbbVie, Inc.	283,230	0.5	17,973,776
Amgen, Inc.	135,489	0.5	21,973,606
Bristol-Myers Squibb Co.	295,053	0.4	17,169,134
Celgene Corp. *	145,262	0.4	15,556,108
Gilead Sciences, Inc. *	271,492	0.8	30,407,104
Johnson & Johnson	504,809	1.3	54,408,314
Merck & Co., Inc.	517,716	0.7	29,996,465
Pfizer, Inc.	1,138,625	0.8	34,101,819
Other Securities		3.6	144,521,127

		9.0	366,107,453

Real Estate 3.9%
Other Securities		3.9	156,779,819

Retailing 4.1%
Amazon.com, Inc. *	68,125	0.5	20,809,462
The Home Depot, Inc.	241,663	0.6	23,566,976
Other Securities		3.0	123,137,728

		4.1	167,514,166

Semiconductors & Semiconductor Equipment 2.4%
Intel Corp.	885,697	0.8	30,122,555
Other Securities		1.6	66,346,361

		2.4	96,468,916

Software & Services 10.1%
Facebook, Inc., Class A *	372,707	0.7	27,949,298
Google, Inc., Class A *	50,876	0.7	28,890,954
Google, Inc., Class C *	51,176	0.7	28,611,478
International Business Machines Corp.	166,051	0.7	27,298,784
Microsoft Corp.	1,474,318	1.7	69,219,230
Oracle Corp.	583,313	0.6	22,778,373
Visa, Inc., Class A	88,601	0.5	21,390,940
Other Securities		4.5	182,771,696

		10.1	408,910,753

Technology Hardware & Equipment 6.1%
Apple, Inc.	1,071,762	2.9	115,750,296
Cisco Systems, Inc.	918,640	0.5	22,479,121
QUALCOMM, Inc.	301,639	0.6	23,681,678
Other Securities		2.1	86,546,972

		6.1	248,458,067

Telecommunication Services 2.1%
AT&T, Inc.	929,055	0.8	32,368,276
Verizon Communications, Inc.	741,369	0.9	37,253,792
Other Securities		0.4	16,869,175

		2.1	86,491,243

Transportation 2.3%
Union Pacific Corp.	160,070	0.4	18,640,152
Other Securities		1.9	75,581,673

		2.3	94,221,825

Utilities 3.2%
Other Securities		3.2	127,798,117

Total Common Stock
(Cost $2,419,182,444)			3,996,962,109

Rights 0.0% of net assets

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Other Securities		0.0	—

Technology Hardware & Equipment 0.0%
Other Securities		0.0	—

Telecommunication Services 0.0%
Other Securities		0.0	32,760

Total Rights
(Cost $32,982)			32,760

Warrants 0.0% of net assets

Energy 0.0%
Other Securities		0.0	—

Total Warrants
(Cost $—)			—

Other Investment Company 0.7% of net assets

Securities Lending Collateral 0.7%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (f)	26,162,578	0.7	26,162,578

Total Other Investment Company
(Cost $26,162,578)			26,162,578

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 2.1% of net assets

Time Deposits 2.0%
Australia & New Zealand Banking Group Ltd.
0.03%, 11/03/14	39,996,785	0.9	39,996,785
DNB
0.03%, 11/03/14	39,996,785	1.0	39,996,785
Other Securities		0.1	2,731,828

		2.0	82,725,398

40 See financial notes

 Schwab Total Stock Market Index Fund

Condensed Portfolio Holdings continued

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

U.S. Treasury Obligations 0.1%
Other Securities		0.1	3,599,943

Total Short-Term Investments
(Cost $86,325,341)			86,325,341

End of Investments.

At 10/31/14 tax basis cost of the fund’s investments was $2,549,856,868 and the unrealized appreciation and depreciation were $1,634,592,191 and ($74,966,271), respectively, with a net unrealized appreciation of $1,559,625,920.

For the following notes, please refer to the complete schedule of portfolio holdings.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	Illiquid security. At the period end, the value of these amounted to $32,760 or 0.0% of net assets.
(c)	All or a portion of this security is on loan. Securities on loan were valued at $26,055,558.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.
(g)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

Russell 2000 Index, mini, Long, expires 12/19/14	60	7,026,000	398,936
S&P 500 Index, e-mini, Long, expires 12/19/14	410	41,233,700	1,834,405

Net Unrealized Appreciation			2,233,341

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$3,996,962,109	$—	$—	$3,996,962,109
Rights[1]	—	—	32,760	32,760
Warrants[1]	—	—	—	—
Other Investment Company[1]	26,162,578	—	—	26,162,578
Short-Term Investments[1]	—	86,325,341	—	86,325,341

Total	$4,023,124,687	$86,325,341	$32,760	$4,109,482,788

Other Financial Instruments
Futures Contracts[2]	$2,233,341	$—	$—	$2,233,341

[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

See financial notes 41

 Schwab Total Stock Market Index Fund

Condensed Portfolio Holdings continued

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2013	(Losses)	(Depreciation)	Purchases	Sales	in	out	2014

Rights	$—	$—	$—	$32,760	$—	$—	$—	$32,760

Total	$—	$—	$—	$32,760	$—	$—	$—	$32,760

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

42 See financial notes

 Schwab Total Stock Market Index Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments in affiliated issuers, at value (cost $4,180,778)		$6,061,583
Investments in unaffiliated issuers, at value (cost $2,501,359,989) including securities on loan of $26,055,558		4,077,258,627
Collateral invested for securities on loan, at value (cost $26,162,578)	+	26,162,578

Total investments, at value (cost $2,531,703,345)		4,109,482,788
Cash		33,257
Receivables:
Investments sold		3,556
Fund shares sold		5,514,185
Dividends		3,472,577
Variation margin on futures contracts		570,600
Income from securities on loan		92,909
Foreign tax reclaims		2,907
Interest		69
Prepaid expenses	+	53,314

Total assets		4,119,226,162

Liabilities

Collateral held for securities on loan		26,162,578
Payables:
Investments bought		40,749,501
Investment adviser and administrator fees		23,157
Shareholder service fees		8,077
Fund shares redeemed		2,921,177
Accrued expenses	+	126,105

Total liabilities		69,990,595

Net Assets

Total assets		4,119,226,162
Total liabilities	−	69,990,595

Net assets		$4,049,235,567

Net Assets by Source
Capital received from investors		2,414,095,825
Net investment income not yet distributed		53,845,311
Net realized capital gains		1,281,647
Net unrealized capital appreciation		1,580,012,784

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$4,049,235,567		109,556,860		$36.96

See financial notes 43

 Schwab Total Stock Market Index Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends received from affiliated issuer		$46,464
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $8,760)		66,988,404
Interest		23,493
Securities on loan	+	853,347

Total investment income		67,911,708

Expenses

Investment adviser and administrator fees		2,171,946
Shareholder service fees		692,268
Portfolio accounting fees		140,740
Shareholder reports		108,859
Transfer agent fees		103,590
Registration fees		101,073
Custodian fees		75,229
Professional fees		49,804
Independent trustees’ fees		23,129
Interest expense		461
Other expenses	+	63,497

Total expenses		3,530,596
Expense reduction by CSIM and its affiliates	−	272,216

Net expenses	−	3,258,380

Net investment income		64,653,328

Realized and Unrealized Gains (Losses)

Net realized gains on unaffiliated investments		5,348,371
Net realized gains on futures contracts	+	12,537,084

Net realized gains		17,885,455
Net change in unrealized appreciation (depreciation) on affiliated issuer		1,136,109
Net change in unrealized appreciation (depreciation) on unaffiliated investments		449,096,734
Net change in unrealized appreciation (depreciation) on futures contracts	+	(375,196)

Net change in unrealized appreciation (depreciation)	+	449,857,647

Net realized and unrealized gains		467,743,102

Increase in net assets resulting from operations		$532,396,430

44 See financial notes

 Schwab Total Stock Market Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$64,653,328	$54,198,628
Net realized gains		17,885,455	18,230,467
Net change in unrealized appreciation (depreciation)	+	449,857,647	606,599,386

Increase in net assets from operations		532,396,430	679,028,481

Distributions to Shareholders

Distributions from net investment income		(50,022,427)	(47,503,974)
Distributions from net realized gains	+	(14,754,888)	—

Total distributions		($64,777,315)	($47,503,974)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		24,674,667	$847,448,914	26,862,706	$768,188,272
Shares reinvested		1,621,857	52,337,326	1,519,219	38,800,859
Shares redeemed	+	(14,599,314)	(501,556,679)	(17,343,333)	(494,804,875)

Net transactions in fund shares		11,697,210	$398,229,561	11,038,592	$312,184,256

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		97,859,650	$3,183,386,891	86,821,058	$2,239,678,128
Total increase	+	11,697,210	865,848,676	11,038,592	943,708,763

End of period		109,556,860	$4,049,235,567	97,859,650	$3,183,386,891

Net investment income not yet distributed			$53,845,311		$39,398,594

See financial notes 45

Schwab International Index Fund®

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	19.92	16.32	16.02	17.31	16.26

Income (loss) from investment operations:
Net investment income (loss)	0.64	0.49	0.57	0.57	0.48
Net realized and unrealized gains (losses)	(0.63)	3.69	0.33	(1.38)	1.01

Total from investment operations	0.01	4.18	0.90	(0.81)	1.49
Less distributions:
Distributions from net investment income	(0.51)	(0.58)	(0.60)	(0.48)	(0.44)

Net asset value at end of period	19.42	19.92	16.32	16.02	17.31

Total return (%)	0.09	26.40	6.07	(4.83)	9.31

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.19	0.19	0.19	0.19	0.19
Gross operating expenses	0.23	0.23	0.23	0.21	0.22
Net investment income (loss)	3.42	2.88	3.66	3.26	2.88
Portfolio turnover rate	2	5	31 [1]	10	13
Net assets, end of period ($ x 1,000,000)	2,699	2,205	1,415	1,375	1,471

1 Portfolio turnover rate increase was mainly the result of trading activities in connection with the change in primary benchmark index effective December 20, 2011.

46 See financial notes

 Schwab International Index Fund

Condensed Portfolio Holdings as of October 31, 2014

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

94.8%	Common Stock	2,082,756,449	2,557,901,605
0.6%	Preferred Stock	12,000,924	14,597,344
0.0%	Rights	463,454	458,169
0.2%	Other Investment Company	6,284,134	6,284,134
3.8%	Short-Term Investments	102,482,807	102,482,807

99.4%	Total Investments	2,203,987,768	2,681,724,059
0.6%	Other Assets and Liabilities, Net		17,421,971

100.0%	Net Assets		2,699,146,030

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 94.8% of net assets

Australia 7.7%
Australia & New Zealand Banking Group Ltd.	554,974	0.6	16,421,997
BHP Billiton Ltd.	648,996	0.7	19,415,901
Commonwealth Bank of Australia	327,430	0.9	23,283,357
National Australia Bank Ltd.	476,014	0.6	14,725,852
Westpac Banking Corp.	627,984	0.7	19,275,505
Other Securities		4.2	113,503,715

		7.7	206,626,327

Austria 0.2%
Other Securities		0.2	5,257,600

Belgium 1.2%
Anheuser-Busch InBev N.V.	162,156	0.7	17,982,187
Other Securities		0.5	13,986,762

		1.2	31,968,949

Denmark 1.5%
Novo Nordisk A/S, Class B	406,216	0.7	18,362,067
Other Securities		0.8	21,222,165

		1.5	39,584,232

Finland 0.8%
Other Securities		0.8	22,824,273

France 9.1%
BNP Paribas S.A.	213,876	0.5	13,440,408
Sanofi	239,808	0.8	21,760,185
Total S.A.	431,824	1.0	25,781,299
Other Securities		6.8	184,951,657

		9.1	245,933,549

Germany 7.8%
Allianz SE - Reg’d	92,021	0.5	14,633,375
BASF SE	185,553	0.6	16,395,490
Bayer AG - Reg’d	166,836	0.9	23,861,178
Daimler AG - Reg’d	194,315	0.6	15,150,542
SAP SE	186,573	0.5	12,712,230
Siemens AG - Reg’d	160,263	0.7	18,076,612
Other Securities		4.0	108,919,079

		7.8	209,748,506

Hong Kong 3.0%
AIA Group Ltd.	2,431,600	0.5	13,569,361
Other Securities		2.5	67,254,559

		3.0	80,823,920

Ireland 0.3%
Other Securities		0.3	7,966,555

Israel 0.5%
Other Securities		0.5	14,292,621

Italy 2.3%
Other Securities		2.3	61,730,126

Japan 20.4%
Mitsubishi UFJ Financial Group, Inc.	2,576,709	0.6	15,020,186
SoftBank Corp.	194,200	0.5	14,137,646
Toyota Motor Corp.	556,403	1.2	33,482,763
Other Securities		18.1	488,288,321

		20.4	550,928,916

Netherlands 2.6%
ING Groep N.V. CVA *	780,729	0.4	11,180,322
Unilever N.V. CVA	330,199	0.5	12,798,001
Other Securities		1.7	45,205,768

		2.6	69,184,091

New Zealand 0.1%
Other Securities		0.1	3,375,772

Norway 0.7%
Other Securities		0.7	19,864,969

See financial notes 47

 Schwab International Index Fund

Condensed Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Portugal 0.2%
Other Securities		0.2	4,344,746

Singapore 1.4%
Other Securities		1.4	38,476,799

Spain 3.3%
Banco Bilbao Vizcaya Argentaria S.A.	1,200,605	0.5	13,428,629
Banco Santander S.A.	2,426,020	0.8	21,435,158
Telefonica S.A.	827,077	0.4	12,445,589
Other Securities		1.6	42,914,176

		3.3	90,223,552

Sweden 2.9%
Other Securities		2.9	78,287,621

Switzerland 8.8%
Nestle S.A. - Reg’d	650,058	1.8	47,671,415
Novartis AG - Reg’d	464,123	1.6	43,071,939
Roche Holding AG	141,729	1.5	41,824,422
UBS AG - Reg’d *	738,535	0.5	12,841,745
Other Securities		3.4	92,074,824

		8.8	237,484,345

United Kingdom 20.0%
AstraZeneca plc	254,498	0.7	18,590,659
Barclays plc	3,315,853	0.5	12,752,500
BG Group plc	689,272	0.4	11,487,429
BP plc	3,717,531	1.0	26,747,268
British American Tobacco plc	378,448	0.8	21,449,524
Diageo plc	507,213	0.6	14,958,918
GlaxoSmithKline plc	979,362	0.8	22,147,257
HSBC Holdings plc	3,842,563	1.5	39,176,326
Lloyds Banking Group plc *	11,523,992	0.5	14,230,849
National Grid plc	755,203	0.4	11,207,186
Prudential plc	518,460	0.4	12,005,474
Reckitt Benckiser Group plc	131,606	0.4	11,084,313
Rio Tinto plc	256,983	0.5	12,227,623
Royal Dutch Shell plc, A Shares	793,932	1.0	28,360,643
Royal Dutch Shell plc, B Shares	487,416	0.7	18,007,793
SABMiller plc	195,209	0.4	11,041,598
Vodafone Group plc	5,332,119	0.7	17,731,718
Other Securities		8.7	235,767,058

		20.0	538,974,136

Total Common Stock
(Cost $2,082,756,449)			2,557,901,605

Preferred Stock 0.6% of net assets

Germany 0.6%
Other Securities		0.6	14,542,982

United Kingdom 0.0%
Other Securities		0.0	54,362

Total Preferred Stock
(Cost $12,000,924)			14,597,344

Rights 0.0% of net assets

Spain 0.0%
Other Securities		0.0	458,169

Total Rights
(Cost $463,454)			458,169

Other Investment Company 0.2% of net assets

United States 0.2%

Securities Lending Collateral 0.2%
Other Securities		0.2	6,284,134

Total Other Investment Company
(Cost $6,284,134)			6,284,134

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 3.8% of net assets

Time Deposits 3.6%
Australia & New Zealand Banking Group Ltd.
0.03%, 11/03/14	18,382,677	0.7	18,382,677
Bank of Tokyo - Mitsubishi UFJ
0.03%, 11/03/14	26,411,153	1.0	26,411,153
DNB
0.03%, 11/03/14	26,411,153	1.0	26,411,153
Wells Fargo
0.03%, 11/03/14	26,373,131	0.9	26,373,131
Other Securities		0.0	104,740

		3.6	97,682,854

U.S. Treasury Obligation 0.2%
Other Securities		0.2	4,799,953

Total Short-Term Investments
(Cost $102,482,807)			102,482,807

End of Investments.

48 See financial notes

 Schwab International Index Fund

Condensed Portfolio Holdings continued

At 10/31/14, the tax basis cost of the fund’s investments was $2,228,712,985 and the unrealized appreciation and depreciation were $596,840,562 and ($143,829,488), respectively, with a net unrealized appreciation of $453,011,074.

At 10/31/14, the values of certain foreign securities held by the fund aggregating $2,555,486,627 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2(a) for additional information).

For the following notes, please refer to the complete schedule of portfolio holdings.

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $5,980,410.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	Illiquid security. At the period end, the value of these amounted to $54,362 or 0.0% of net assets.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.

CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

MSCI EAFE, e-mini, Long, expires 12/19/14	1,260	115,668,000	3,612,589

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$587,668,696	$—	$587,668,696
Australia	1,275,299	205,351,028	—	206,626,327
Belgium	631,759	31,337,190	—	31,968,949
Finland	544,226	22,280,047	—	22,824,273
France	4,583,251	241,350,298	—	245,933,549
Ireland	2,112,489	5,854,066	—	7,966,555
Japan	950,683	549,978,233	—	550,928,916
Netherlands	1,263,184	67,920,907	—	69,184,091
Norway	206,749	19,658,220	—	19,864,969
Singapore	248,696	38,228,103	—	38,476,799
Switzerland	505,698	236,978,647	—	237,484,345
United Kingdom	4,635,926	534,338,210	—	538,974,136
Preferred Stock[1]	—	14,542,982	—	14,542,982
United Kingdom	—	—	54,362	54,362
Rights[1]	458,169	—	—	458,169
Other Investment Company[1]	6,284,134	—	—	6,284,134
Short-Term Investments[1]	—	102,482,807	—	102,482,807

Total	$23,700,263	$2,657,969,434	$54,362	$2,681,724,059

Other Financial Instruments
Futures Contracts[2]	$3,612,589	$—	$—	$3,612,589

[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

See financial notes 49

 Schwab International Index Fund

Condensed Portfolio Holdings continued

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2013	(Losses)	(Depreciation)	Purchases	Sales	in	out	2014

Common Stock
Portugal	$—	$—	($638,611)	$284,328	$—	$354,283	$—	$—
Preferred Stock
United Kingdom	41,914	460	165	54,546	(42,723)	—	—	54,362
Rights
Spain	389,200	—	(17,552)	—	(371,648)	—	—	—

Total	$431,114	$460	($655,998)	$338,874	($414,371)	$354,283	$—	$54,362

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized appreciation (depreciation) for Level 3 investments held by the fund at October 31, 2014 was ($618,397).

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014. The transfers in the amount of $16,621,611 and $7,924,803 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, were primarily due to the use of international fair valuation by the fund. The transfers into Level 3 from Level 1 or Level 2 were due to the result of fair valued securities for which no quoted value was available.

50 See financial notes

 Schwab International Index Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments, at value (cost $2,197,703,634) including securities on loan of $5,980,410		$2,675,439,925
Collateral invested for securities on loan, at value (cost $6,284,134)	+	6,284,134

Total investments, at value (cost $2,203,987,768)		2,681,724,059
Foreign currency, at value (cost $325)		325
Cash		100,000
Receivables:
Fund shares sold		18,477,247
Dividends		4,940,649
Variation margin on futures contracts		2,037,618
Foreign tax reclaims		1,985,410
Income from securities on loan		31,393
Interest		81
Prepaid expenses	+	43,154

Total assets		2,709,339,936

Liabilities

Collateral held for securities on loan		6,284,134
Payables:
Investments bought		2,208,807
Investment adviser and administrator fees		28,882
Shareholder service fees		6,422
Fund shares redeemed		1,336,704
Accrued expenses	+	328,957

Total liabilities		10,193,906

Net Assets

Total assets		2,709,339,936
Total liabilities	−	10,193,906

Net assets		$2,699,146,030

Net Assets by Source
Capital received from investors		2,179,888,429
Net investment income not yet distributed		62,675,606
Net realized capital losses		(24,516,959)
Net unrealized capital appreciation		481,098,954

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$2,699,146,030		138,984,661		$19.42

See financial notes 51

 Schwab International Index Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends (net of foreign withholding taxes of $7,050,681)		$87,668,265
Interest		23,622
Securities on loan	+	1,248,476

Total investment income		88,940,363

Expenses

Investment adviser and administrator fees		3,694,085
Shareholder service fees		477,977
Custodian fees		481,429
Index fee		422,570
Portfolio accounting fees		126,801
Shareholder reports		95,426
Registration fees		90,817
Transfer agent fees		64,176
Professional fees		54,453
Independent trustees’ fees		17,773
Interest expense		1,680
Other expenses	+	55,332

Total expenses		5,582,519
Expense reduction by CSIM and its affiliates	−	901,665

Net expenses	−	4,680,854

Net investment income		84,259,509

Realized and Unrealized Gains (Losses)

Net realized gains on investments		938,120
Net realized gains on futures contracts		3,495,645
Net realized losses on foreign currency transactions	+	(329,634)

Net realized gains		4,104,131
Net change in unrealized appreciation (depreciation) on investments		(94,924,198)
Net change in unrealized appreciation (depreciation) on futures contracts		1,194,753
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(312,328)

Net change in unrealized appreciation (depreciation)	+	(94,041,773)

Net realized and unrealized losses		(89,937,642)

Decrease in net assets resulting from operations		($5,678,133)

52 See financial notes

 Schwab International Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$84,259,509	$50,514,341
Net realized gains		4,104,131	6,801,009
Net change in unrealized appreciation (depreciation)	+	(94,041,773)	355,342,477

Increase (Decrease) in net assets from operations		(5,678,133)	412,657,827

Distributions to Shareholders

Distributions from net investment income		($56,954,638)	($50,551,708)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		42,892,587	$850,934,554	36,208,819	$648,488,445
Shares reinvested		2,686,474	50,828,092	2,784,477	45,581,882
Shares redeemed	+	(17,254,418)	(344,646,661)	(15,012,168)	(266,487,088)

Net transactions in fund shares		28,324,643	$557,115,985	23,981,128	$427,583,239

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		110,660,018	$2,204,662,816	86,678,890	$1,414,973,458
Total increase	+	28,324,643	494,483,214	23,981,128	789,689,358

End of period		138,984,661	$2,699,146,030	110,660,018	$2,204,662,816

Net investment income not yet distributed			$62,675,606		$35,386,171

See financial notes 53

 Schwab Equity Index Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds in this report is a series of Schwab Capital Trust, except Schwab 1000 Index Fund, which is a series of Schwab Investments. Both Schwab Capital Trust and Schwab Investments (the “trusts”) are no-load, open-end management investment companies. Each trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trusts as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab Target 2035 Fund
Schwab S&P 500 Index Fund	Schwab Target 2040 Fund
Schwab Small-Cap Index Fund	Schwab Target 2045 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2050 Fund
Schwab International Index Fund	Schwab Target 2055 Fund
Schwab MarketTrack All Equity Portfolio	Schwab Fundamental US Large Company Index Fund
Schwab MarketTrack Growth Portfolio	Schwab Fundamental US Small Company Index Fund
Schwab MarketTrack Balanced Portfolio	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack Conservative Portfolio	Schwab Fundamental International Small Company Index Fund
Laudus Small-Cap MarketMasters Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Laudus International MarketMasters Fund	Schwab Fundamental Global Real Estate Index Fund
Schwab Balanced Fund	Schwab Monthly Income Fund – Moderate Payout
Schwab Core Equity Fund	Schwab Monthly Income Fund – Enhanced Payout
Schwab Dividend Equity Fund	Schwab Monthly Income Fund – Maximum Payout
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund	Schwab Investments (organized October 26, 1990)
Schwab Hedged Equity Fund	Schwab 1000 Index Fund
Schwab Financial Services Fund	Schwab Short-Term Bond Market Fund
Schwab Health Care Fund	Schwab Intermediate-Term Bond Fund
Schwab International Core Equity Fund	Schwab Total Bond Market Fund
Schwab Target 2010 Fund	Schwab GNMA Fund
Schwab Target 2015 Fund	Schwab Treasury Inflation Protected Securities Index Fund
Schwab Target 2020 Fund	Schwab Tax-Free Bond Fund
Schwab Target 2025 Fund	Schwab California Tax-Free Bond Fund
Schwab Target 2030 Fund	Schwab Global Real Estate Fund

Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.

•	Futures Contracts (“futures”): Futures are valued at their settlement prices as of the close of their exchanges.

•	Short-term securities (60 days or less to maturity): Short-term securities may be valued at amortized cost, which approximates market value.

•	Underlying funds: Mutual funds are valued at their respective NAVs. Exchange traded funds (“ETFs”) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by the underlying fund.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of October 31, 2014 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value may change daily.

Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allows the funds to terminate any loans at any given time. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. A fund retains the right to recall a security on loan. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan). Total costs and expenses, including agent fees associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agent are approximately 15% of the gross lending revenues.

The values of the securities on loan and the related collateral as of October 31, 2014, if any, are disclosed in the funds’ Portfolio Holdings. Investments of cash collateral are also disclosed in each fund’s Statement of Assets and Liabilities.

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to a fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2014, if any, are reflected in each fund’s Statement of Assets and Liabilities.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in a fund will fluctuate, which means that investors could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Tracking Error Risk. As an index fund, each fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of a fund and its index, positive or negative, is called “tracking error”. Tracking error can be caused by many factors and it may be significant. For example, a fund may not invest in certain securities in the index, or match the securities’ weightings to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.

Investment Style Risk. Each fund invests in companies measured by its respective index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, the fund’s performance may be below that of the index.

A significant percentage of an index may be composed of securities in a single industry or sector of the economy. If a fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Sampling Index Tracking Risk. If a fund uses a sampling method, the fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in its benchmark index.

Concentration Risk. To the extent that a fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country, or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country, or asset class.

 Schwab Equity Index Funds

Financial Notes (continued)

3. Risk Factors (continued):

Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — a fund’s performance also will lag those investments.

Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — bonds or small-cap stocks, for instance — a fund’s performance also will lag those investments.

Foreign Investment Risk. A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategies. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are depositary receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading markets; and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

Geographic Risk. To the extent a fund’s investments in a single country or a limited number of countries represent a higher percentage of the fund’s assets, the fund assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance and it may be subject to increased price volatility.

Derivatives Risk. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gain. These risks could cause a fund to lose more than the principal amount invested.

Liquidity Risk. A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.

Security Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and each trust.

 Schwab Equity Index Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

For its advisory and administrative services to the Schwab 1000 Index Fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:

Schwab
1000
% of Average Daily Net Assets	Index Fund

First $500 million	0.30%
$500 million to $5 billion	0.22%
$5 billion to $10 billion	0.20%
Over $10 billion	0.18%

For its advisory and administrative services to the other funds discussed in this report, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

Schwab
Schwab	Schwab	Total Stock	Schwab
S&P 500	Small-Cap	Market	International
Index Fund	Index Fund	Index Fund	Index Fund

0.06%	0.15%	0.06%	0.15%

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab). All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

			Schwab
Schwab	Schwab	Schwab	Total Stock	Schwab
S&P 500	1000	Small-Cap	Market	International
Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

0.02%	0.10%	0.02%	0.02%	0.02%

Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (“expense limitation”). The expense limitation as a percentage of average daily net assets is as follows:

			Schwab
Schwab	Schwab	Schwab	Total Stock	Schwab
S&P 500	1000	Small-Cap	Market	International
Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

0.09%	0.29%	0.17%	0.09%	0.19%

 Schwab Equity Index Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

The funds may engage in certain transactions involving affiliates. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index. The table below shows funds with investment activities involving The Charles Schwab Corporation shares during the report period:

	Balance			Balance		Realized	Dividends
	of Shares			of Shares	Market	Gains (Losses)	Received
	Held at	Gross	Gross	Held at	Value at	11/01/13	11/01/13
Fund	10/31/13	Purchases	Sales	10/31/14	10/31/14	to 10/31/14	to 10/31/14

Schwab S&P 500 Index Fund	1,232,381	70,200	—	1,302,581	$37,344,997	$—	$299,995
Schwab 1000 Index Fund	367,065	—	—	367,065	10,523,753	—	88,096
Schwab Total Stock Market Index Fund	182,326	29,100	—	211,426	6,061,583	—	46,464

Certain Schwab Funds may own shares of other Schwab Funds. The table below reflects the percentages of shares of each fund in this report that are owned by other Schwab Funds as of October 31, 2014, as applicable:

	Underlying Funds
					Schwab
	Schwab		Schwab	Schwab	Total Stock	Schwab
	S&P 500		1000	Small-Cap	Market	International
	Index Fund		Index Fund	Index Fund	Index Fund	Index Fund

Schwab MarketTrack All Equity Portfolio	1.4%		—%	6.0%	—%	6.9%
Schwab MarketTrack Growth Portfolio	1.5%		—%	5.7%	—%	5.4%
Schwab MarketTrack Balanced Portfolio	0.8%		—%	3.1%	—%	2.8%
Schwab MarketTrack Conservative Portfolio	0.2%		—%	0.9%	—%	0.8%
Schwab MarketTrack Growth Portfolio II	0.0%	*	0.1%	0.3%	—%	0.2%
Schwab Target 2010 Fund	0.0%	*	—%	—%	—%	—%
Schwab Target 2015 Fund	0.0%	*	—%	—%	—%	—%
Schwab Target 2020 Fund	0.2%		—%	—%	—%	—%
Schwab Target 2025 Fund	0.2%		—%	—%	—%	—%
Schwab Target 2030 Fund	0.4%		—%	—%	—%	—%
Schwab Target 2035 Fund	0.2%		—%	—%	—%	—%
Schwab Target 2040 Fund	0.4%		—%	—%	—%	—%
Schwab Target 2045 Fund	0.0%	*	—%	—%	—%	—%
Schwab Target 2050 Fund	0.0%	*	—%	—%	—%	—%
Schwab Target 2055 Fund	0.0%	*	—%	—%	—%	—%

*	Less than 0.1%

Certain other related parties may own shares of Schwab funds in this report. As of October 31, 2014, the shares owned by Schwab Charitable Giving Trust (an affiliate of Schwab) as a percentage of the total shares of the Schwab Small Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund were 2.8%, 6.6% and 3.4%, respectively.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on a fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

 Schwab Equity Index Funds

Financial Notes (continued)

6. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred an interest expense, which is disclosed on a fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:

Certain funds entered into equity index futures contracts during the report period. The funds invested in futures to equitize available cash. The fair value and variation margin for futures contracts held at October 31, 2014 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period, the month-end average contract values of futures contracts held by the funds and the month-end average number of contracts held were as follows:

	Contract Values	Number of Contracts

Schwab S&P 500 Index Fund	$462,670,963	4,886
Schwab 1000 Index Fund	39,935,354	419
Schwab Small-Cap Index Fund	55,299,167	483
Schwab Total Stock Market Index Fund	69,348,292	717
Schwab International Index Fund	59,574,515	630

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2014, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab S&P 500 Index Fund	$1,076,416,361	$278,793,912
Schwab 1000 Index Fund	219,932,645	314,403,431
Schwab Small-Cap Index Fund	503,473,110	305,868,156
Schwab Total Stock Market Index Fund	508,454,594	37,603,609
Schwab International Index Fund	558,876,284	41,216,548

9. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/13-10/31/14)	(11/1/12-10/31/13)

Schwab S&P 500 Index Fund	$284,628	$199,433
Schwab 1000 Index Fund	27,406	43,102
Schwab Small-Cap Index Fund	29,424	22,392
Schwab Total Stock Market Index Fund	75,062	45,887
Schwab International Index Fund	24,510	17,950

 Schwab Equity Index Funds

Financial Notes (continued)

10. Federal Income Taxes:

As of October 31, 2014, the components of distributable earnings on a tax-basis were as follows:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Undistributed ordinary income	$289,403,265	$87,159,600	$33,077,149	$59,208,843	$78,846,363
Undistributed long-term capital gains	—	171,938,124	130,861,822	16,304,979	—
Unrealized appreciation on investments	9,323,536,713	4,587,737,414	900,108,052	1,634,592,191	596,840,562
Unrealized depreciation on investments	(430,521,314)	(36,668,255)	(151,420,935)	(74,966,271)	(143,829,488)
Other unrealized appreciation (depreciation)	—	—	—	—	(213,656)

Net unrealized appreciation (depreciation)	$8,893,015,399	$4,551,069,159	$748,687,117	$1,559,625,920	$452,797,418

The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFIC), partnership investments, non taxable dividends and futures mark to market.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2014, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
Expiration Date	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

October 31, 2015	$89,645,092	$—	$—	$—	$—
October 31, 2016	77,879,594	—	—	—	—
October 31, 2017	20,049,252	—	—	—	12,386,180

Total	$187,573,938	$—	$—	$—	$12,386,180

For the year ended October 31, 2014, the funds had capital loss carryforwards utilized and capital losses expired as follows:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Capital loss carryforwards utilized	$95,059,485	$—	$—	$—	$5,012,069
Capital losses expired	14,197,048	—	—	—	—

 Schwab Equity Index Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Current period distributions
Ordinary income	$297,103,536	$92,284,725	$38,782,759	$50,259,453	$56,954,638
Long-term capital gains	—	181,138,882	97,746,901	14,517,862	—
Return of capital	—	—	—	—	—

Prior period distributions
Ordinary income	$278,278,089	$96,597,152	$39,112,389	$47,503,974	$50,551,708
Long-term capital gains	—	197,828,775	39,238,431	—	—
Return of capital	—	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2014, the funds made the following reclassifications:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Capital shares	($14,197,048)	$—	$—	$—	$—
Undistributed net investment income	(715,891)	(60,827)	(1,366,652)	(184,184)	(15,436)
Net realized capital gains (losses)	14,912,939	60,827	1,366,652	184,184	15,436

As of October 31, 2014, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2014, the funds did not incur any interest or penalties.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date of the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Boards of Trustees and Shareholders of:
Schwab S&P 500 Index Fund
Schwab 1000 Index Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund

In our opinion, the accompanying statements of assets and liabilities, including the condensed portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab 1000 Index Fund (one of the funds constituting Schwab Investments), Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund (four of the funds constituting Schwab Capital Trust) (hereafter collectively referred to as the “Funds”) at October 31, 2014, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2014

Other Federal Tax Information (unaudited)

Schwab International Index Fund may elect to pass on the benefits of the foreign tax credit of $7,006,596 to its shareholders for the year ended October 31, 2014. The respective foreign source income on the fund is $84,212,078.

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2014, qualify for the corporate dividends received deduction:

Percentage

Schwab S&P 500 Index Fund	98.44
Schwab 1000 Index Fund	100.00
Schwab Small-Cap Index Fund	50.68
Schwab Total Stock Market Index Fund	91.39
Schwab International Index Fund	—

For the fiscal year ended October 31, 2014, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2015 via IRS form 1099 of the amounts for use in preparing their 2014 income tax return.

Schwab S&P 500 Index Fund	$297,103,536
Schwab 1000 Index Fund	92,284,725
Schwab Small-Cap Index Fund	20,272,407
Schwab Total Stock Market Index Fund	47,706,854
Schwab International Index Fund	51,378,675

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2014:

Schwab S&P 500 Index Fund	$—
Schwab 1000 Index Fund	181,138,882
Schwab Small-Cap Index Fund	97,746,901
Schwab Total Stock Market Index Fund	14,517,862
Schwab International Index Fund	—

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreements between Schwab Capital Trust and Schwab Investments (collectively, the “Trusts”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreements”) with respect to the existing funds in the Trusts, including Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small- Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreements with respect to the Funds at meetings held on April 30, 2014, and June 3, 2014, and approved the renewal of the Agreements with respect to the Funds for an additional one year term at the meeting held on June 3, 2014. The Board’s approval of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreements, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreements with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreements with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/ benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and exchange-traded funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreements with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to Schwab 1000 Index Fund that include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust and Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 97 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	76	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	76	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2011.)	Private Investor.	76	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2011.)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – Sept. 2013).	76	Director, KLA-Tencor Corporation (2008 – present)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	76	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	76	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served)	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993 and Schwab Investments since 1991.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	76	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	97	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust and Schwab Investments since 2010.)	Executive Vice President, Charles Schwab Investment Management, Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (January 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust and Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust and Schwab Investments since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust and Schwab Investments since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Capital Trust and Schwab Investments since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Capital Trust and Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays U.S. Treasury Bills 1 − 3 Months Index An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.

Dow Jones U.S. Total Stock Market Index An index that measures the performance of all U.S. equity securities with readily available prices.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

restricted and illiquid securities Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the “1933 Act”), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

Schwab 1000 Index An index that represents the performance of the largest 1,000 publicly traded companies in the United States.

Small-Cap Spliced Index An internally calculated index, comprised of the Schwab Small-Cap Index (the fund’s former comparative index) from inception of the fund until the close of business on December 14, 2011, and the Russell 2000 Index from December 15, 2011 forward.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2014 Schwab Funds. All rights reserved.

Notes

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fundtm
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2014 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR13810-17
00128293

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Mariann Byerwalter and Kiran Patel, each currently serving on its audit committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of each of Ms. Byerwalter and Mr. Patel as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
Registrant is composed of nine series. One series has a fiscal year-end of October 31, whose annual financial statements are reported in Item 1, seven series have a fiscal year-end of August 31 and one series has a fiscal year-end of February 28. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the nine series, based on their respective 2014 and 2013 fiscal years, as applicable.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

     Audit Fees
     2014: $325,970           2013: $317,611
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
     Audit-Related Fees
     For services rendered to Registrant:
     2014: $21,058           2013: $20,511
     Nature of these services: tax provision review
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
     Tax Fees
     For services rendered to Registrant:
     2014: $23,279           2013: $22,671
     Nature of these services: preparation and review of tax returns
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

     All Other Fees
     For services rendered to Registrant:
     2014: $1,096           2013: $2,960
     Nature of these services:
•	review of the methodology of allocation of Charles Schwab & Co., Inc. (“Schwab”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.
     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
     2014: $45,433                     2013: $46,142
Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
Except as noted below, the schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The schedules of investments for the Schwab 1000 Index Fund is filed under this Item

 Schwab 1000 Index Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.2%	Common Stock	2,005,520,919	6,533,533,558
1.2%	Other Investment Companies	78,068,474	78,068,474
0.0%	Short-Term Investment	2,629,957	2,629,957

100.4%	Total Investments	2,086,219,350	6,614,231,989
(0.4%)	Other Assets and Liabilities, Net		(27,864,447)

100.0%	Net Assets		6,586,367,542

	Number	Value
Security	of Shares	($)

Common Stock 99.2% of net assets

Automobiles & Components 1.2%
Autoliv, Inc. (b)	32,400	2,972,376
BorgWarner, Inc.	74,596	4,253,464
Dana Holding Corp.	50,100	1,025,046
Delphi Automotive plc	95,500	6,587,590
Ford Motor Co.	1,236,187	17,417,875
General Motors Co.	429,600	13,489,440
Gentex Corp.	48,772	1,596,795
Harley-Davidson, Inc.	66,292	4,355,384
Johnson Controls, Inc.	209,054	9,877,802
Lear Corp.	26,700	2,469,750
Tenneco, Inc. *	19,600	1,026,256
Tesla Motors, Inc. *	30,600	7,396,020
The Goodyear Tire & Rubber Co.	83,100	2,013,513
TRW Automotive Holdings Corp. *	35,300	3,577,655
Visteon Corp. *	12,000	1,126,800

		79,185,766

Banks 5.6%
Bank of America Corp.	3,346,841	57,431,791
BankUnited, Inc.	32,500	971,750
BB&T Corp.	228,600	8,659,368
BOK Financial Corp.	8,900	610,184
CIT Group, Inc.	68,200	3,337,026
Citigroup, Inc.	975,256	52,205,454
City National Corp.	15,532	1,222,524
Comerica, Inc.	60,628	2,894,381
Commerce Bancshares, Inc.	25,381	1,148,744
Cullen/Frost Bankers, Inc.	16,900	1,365,689
East West Bancorp, Inc.	45,800	1,683,608
Fifth Third Bancorp	259,984	5,197,080
First Niagara Financial Group, Inc.	118,300	886,067
First Republic Bank	40,200	2,047,386
FirstMerit Corp.	53,100	974,385
Hudson City Bancorp, Inc.	146,840	1,417,006
Huntington Bancshares, Inc.	241,998	2,398,200
Investors Bancorp, Inc.	108,730	1,168,847
JPMorgan Chase & Co.	1,198,778	72,502,093
KeyCorp	258,214	3,408,425
M&T Bank Corp.	40,143	4,904,672
New York Community Bancorp, Inc.	149,882	2,390,618
Ocwen Financial Corp. *	38,000	895,280
People’s United Financial, Inc.	103,793	1,517,454
Prosperity Bancshares, Inc.	15,900	960,201
Regions Financial Corp.	427,606	4,246,128
Signature Bank *	15,700	1,901,741
SunTrust Banks, Inc.	175,193	6,857,054
SVB Financial Group *	14,900	1,668,651
Synovus Financial Corp.	44,657	1,132,501
TFS Financial Corp.	27,300	407,862
The PNC Financial Services Group, Inc.	172,234	14,879,295
U.S. Bancorp	581,905	24,789,153
Wells Fargo & Co.	1,514,096	80,383,357
Zions Bancorp	63,198	1,830,846

		370,294,821

Capital Goods 7.9%
3M Co.	206,554	31,761,809
A.O. Smith Corp.	25,400	1,355,090
Acuity Brands, Inc.	14,300	1,993,849
AECOM Technology Corp. *	—	16
AGCO Corp.	24,200	1,072,302
Air Lease Corp.	22,700	830,593
Allegion plc	28,700	1,523,683
Alliant Techsystems, Inc.	10,200	1,192,992
Allison Transmission Holdings, Inc.	52,700	1,711,696
AMETEK, Inc.	81,705	4,260,916
Armstrong World Industries, Inc. *	12,500	605,250
B/E Aerospace, Inc. *	31,700	2,360,065
Carlisle Cos., Inc.	20,736	1,843,016
Caterpillar, Inc.	199,496	20,230,889
Chicago Bridge & Iron Co., N.V.	27,108	1,481,181
Colfax Corp. *	27,300	1,484,574
Crane Co.	16,384	1,021,542
Cummins, Inc.	55,792	8,155,675
Curtiss-Wright Corp.	15,200	1,051,992
Danaher Corp.	193,840	15,584,736
Deere & Co.	111,246	9,515,983
DigitalGlobe, Inc. *	22,000	628,980
Donaldson Co., Inc.	43,500	1,808,730
Dover Corp.	53,237	4,229,147
Eaton Corp. plc	153,801	10,518,450
Emerson Electric Co.	225,728	14,460,136
EnerSys	15,200	954,560
Esterline Technologies Corp. *	10,100	1,182,811
Exelis, Inc.	60,600	1,081,710
Fastenal Co.	91,400	4,025,256
Flowserve Corp.	43,023	2,925,134
Fluor Corp.	53,458	3,546,404
Fortune Brands Home & Security, Inc.	52,900	2,287,925

8 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Generac Holdings, Inc. *	22,000	997,480
General Dynamics Corp.	99,544	13,912,269
General Electric Co.	3,190,202	82,339,114
Graco, Inc.	20,294	1,593,079
HD Supply Holdings, Inc. *	31,200	899,808
HEICO Corp.	18,906	1,025,461
Hexcel Corp. *	33,500	1,403,315
Honeywell International, Inc.	250,199	24,049,128
Hubbell, Inc., Class B	16,932	1,920,258
Huntington Ingalls Industries, Inc.	16,200	1,714,284
IDEX Corp.	28,406	2,127,893
Illinois Tool Works, Inc.	118,104	10,753,369
Ingersoll-Rand plc	82,400	5,159,888
ITT Corp.	30,300	1,365,318
Jacobs Engineering Group, Inc. *	44,056	2,090,457
Joy Global, Inc.	26,308	1,384,590
KBR, Inc.	50,600	965,448
Kennametal, Inc.	26,698	1,030,810
L-3 Communications Holdings, Inc.	28,474	3,458,452
Lennox International, Inc.	15,000	1,333,800
Lincoln Electric Holdings, Inc.	22,200	1,609,056
Lockheed Martin Corp.	85,964	16,382,159
Masco Corp.	121,636	2,684,507
Moog, Inc., Class A *	14,600	1,117,484
MRC Global, Inc. *	26,000	546,780
MSC Industrial Direct Co., Inc., Class A	15,558	1,259,731
Navistar International Corp. *	21,700	767,529
Nordson Corp.	18,000	1,377,900
Northrop Grumman Corp.	67,832	9,358,103
Oshkosh Corp.	23,600	1,056,336
Owens Corning	28,800	923,328
PACCAR, Inc.	113,889	7,439,229
Pall Corp.	36,233	3,312,421
Parker-Hannifin Corp.	48,553	6,167,688
Pentair plc	62,995	4,223,815
Precision Castparts Corp.	45,801	10,108,281
Quanta Services, Inc. *	72,100	2,457,168
Raytheon Co.	96,090	9,981,829
Regal-Beloit Corp.	14,400	1,021,968
Rockwell Automation, Inc.	42,649	4,791,615
Rockwell Collins, Inc.	40,653	3,420,950
Roper Industries, Inc.	32,591	5,159,155
Sensata Technologies Holding N.V. *	50,100	2,445,381
Snap-on, Inc.	19,750	2,609,765
SolarCity Corp. *(b)	15,700	929,126
Spirit AeroSystems Holdings, Inc., Class A *	37,400	1,471,316
SPX Corp.	12,614	1,195,681
Stanley Black & Decker, Inc.	47,541	4,451,739
Teledyne Technologies, Inc. *	12,600	1,305,738
Terex Corp.	37,282	1,072,603
Textron, Inc.	88,938	3,693,595
The Babcock & Wilcox Co.	39,500	1,129,700
The Boeing Co.	213,289	26,641,929
The Manitowoc Co., Inc.	43,400	904,456
The Middleby Corp. *	18,300	1,619,550
The Timken Co.	21,394	919,728
The Toro Co.	19,200	1,185,216
TransDigm Group, Inc.	15,200	2,842,856
Trinity Industries, Inc.	53,800	1,921,198
Triumph Group, Inc.	16,900	1,176,747
United Rentals, Inc. *	31,467	3,463,258
United Technologies Corp.	270,303	28,922,421
USG Corp. *	29,200	784,312
Valmont Industries, Inc. (b)	7,600	1,034,892
W.W. Grainger, Inc.	19,476	4,806,677
WABCO Holdings, Inc. *	18,000	1,752,840
Wabtec Corp.	32,600	2,813,380
Watsco, Inc.	9,700	985,714
WESCO International, Inc. *	14,400	1,186,704
Xylem, Inc.	62,800	2,283,408

		516,928,275

Commercial & Professional Supplies 0.8%
Cintas Corp.	33,310	2,439,624
Clean Harbors, Inc. *	16,200	804,006
Copart, Inc. *	36,074	1,206,315
Equifax, Inc.	41,200	3,120,488
IHS, Inc., Class A *	20,000	2,620,600
KAR Auction Services, Inc.	44,400	1,347,984
Manpowergroup, Inc.	25,491	1,701,524
Nielsen N.V.	96,900	4,117,281
Pitney Bowes, Inc.	67,841	1,678,386
R.R. Donnelley & Sons Co.	58,400	1,019,080
Republic Services, Inc.	81,681	3,136,551
Robert Half International, Inc.	43,891	2,404,349
Rollins, Inc.	21,900	697,953
Stericycle, Inc. *	24,098	3,036,348
The ADT Corp.	54,700	1,960,448
The Dun & Bradstreet Corp.	13,625	1,673,286
Towers Watson & Co., Class A	20,900	2,305,061
Tyco International Ltd.	136,500	5,859,945
Verisk Analytics, Inc., Class A *	47,800	2,980,330
Waste Connections, Inc.	37,900	1,891,210
Waste Management, Inc.	142,677	6,975,479

		52,976,248

Consumer Durables & Apparel 1.4%
Brunswick Corp.	29,300	1,371,240
Carter’s, Inc.	17,300	1,351,649
Coach, Inc.	91,330	3,139,925
D.R. Horton, Inc.	94,597	2,155,866
Fossil Group, Inc. *	13,700	1,392,742
Garmin Ltd. (b)	39,886	2,212,875
Hanesbrands, Inc.	33,000	3,485,130
Harman International Industries, Inc.	19,297	2,071,340
Hasbro, Inc.	40,125	2,308,391
Jarden Corp. *	38,450	2,502,710
Kate Spade & Co. *	39,500	1,071,635
Leggett & Platt, Inc.	46,944	1,848,655
Lennar Corp., Class A	54,675	2,355,399
lululemon athletica, Inc. *(b)	34,500	1,436,925
Mattel, Inc.	102,797	3,193,903
Michael Kors Holdings Ltd. *	65,400	5,139,786
Mohawk Industries, Inc. *	19,439	2,761,115
Newell Rubbermaid, Inc.	79,826	2,660,601
NIKE, Inc., Class B	224,156	20,839,783
NVR, Inc. *	1,398	1,716,157
Polaris Industries, Inc.	21,500	3,243,490

See financial notes 9

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
PulteGroup, Inc.	114,499	2,197,236
PVH Corp.	25,514	2,917,526
Ralph Lauren Corp.	20,295	3,345,428
Toll Brothers, Inc. *	50,000	1,597,500
Tupperware Brands Corp.	13,400	854,250
Under Armour, Inc., Class A *	50,000	3,279,000
VF Corp.	113,228	7,663,271
Whirlpool Corp.	26,115	4,493,086

		94,606,614

Consumer Services 1.9%
Apollo Education Group, Inc. *	30,371	870,433
Bally Technologies, Inc. *	12,500	1,005,000
Brinker International, Inc.	17,700	949,428
Burger King Worldwide, Inc. (b)	15,000	490,200
Caesars Entertainment Corp. *(b)	15,000	182,850
Carnival Corp.	140,860	5,655,529
Chipotle Mexican Grill, Inc. *	9,950	6,348,100
Darden Restaurants, Inc.	44,865	2,323,110
Domino’s Pizza, Inc.	18,600	1,651,494
Dunkin’ Brands Group, Inc.	34,500	1,569,060
Extended Stay America, Inc.	15,000	345,900
Graham Holdings Co., Class B	1,654	1,296,075
H&R Block, Inc.	84,898	2,743,054
Hyatt Hotels Corp., Class A *	20,200	1,196,244
International Game Technology	81,126	1,329,655
Las Vegas Sands Corp.	117,863	7,338,150
Marriott International, Inc., Class A	73,075	5,535,431
McDonald’s Corp.	318,736	29,875,125
MGM Resorts International *	102,087	2,373,523
Norwegian Cruise Line Holdings Ltd. *	23,100	900,900
Panera Bread Co., Class A *	8,600	1,390,104
Royal Caribbean Cruises Ltd.	48,091	3,268,745
SeaWorld Entertainment, Inc.	17,400	334,776
Service Corp. International	77,500	1,694,925
Six Flags Entertainment Corp.	30,200	1,217,060
Sotheby’s	23,000	912,180
Starbucks Corp.	243,327	18,385,788
Starwood Hotels & Resorts Worldwide, Inc.	59,042	4,526,160
The Wendy’s Co.	90,700	727,414
Wyndham Worldwide Corp.	39,217	3,045,984
Wynn Resorts Ltd.	24,842	4,720,229
Yum! Brands, Inc.	139,276	10,004,195

		124,206,821

Diversified Financials 4.8%
Affiliated Managers Group, Inc. *	16,259	3,248,386
American Express Co.	286,877	25,804,586
Ameriprise Financial, Inc.	59,857	7,552,158
Artisan Partners Asset Management, Inc., Class A	6,000	290,880
Berkshire Hathaway, Inc., Class B *	581,012	81,434,642
BlackRock, Inc.	40,865	13,939,460
Capital One Financial Corp.	178,153	14,745,724
CBOE Holdings, Inc.	30,600	1,803,564
CME Group, Inc.	99,880	8,370,943
Credit Acceptance Corp. *	3,200	472,192
Discover Financial Services	142,424	9,083,803
E*TRADE Financial Corp. *	86,290	1,924,267
Eaton Vance Corp.	39,084	1,439,464
Financial Engines, Inc.	16,200	645,894
Franklin Resources, Inc.	124,158	6,904,426
Intercontinental Exchange, Inc.	36,110	7,521,352
Invesco Ltd.	143,790	5,819,181
Lazard Ltd., Class A	40,900	2,012,689
Legg Mason, Inc.	31,214	1,623,128
Leucadia National Corp.	101,178	2,406,013
LPL Financial Holdings, Inc.	26,200	1,084,418
McGraw Hill Financial, Inc.	84,736	7,666,913
Moody’s Corp.	60,126	5,966,303
Morgan Stanley	488,148	17,060,772
MSCI, Inc.	40,550	1,892,063
Northern Trust Corp.	65,976	4,374,209
Raymond James Financial, Inc.	39,649	2,225,498
SEI Investments Co.	42,148	1,629,442
SLM Corp.	136,624	1,304,759
State Street Corp.	138,250	10,432,345
Stifel Financial Corp. *	19,000	902,690
T. Rowe Price Group, Inc.	85,950	7,055,635
TD Ameritrade Holding Corp.	87,231	2,943,174
The Bank of New York Mellon Corp.	360,196	13,946,789
The Charles Schwab Corp. (a)	367,065	10,523,753
The Goldman Sachs Group, Inc.	131,932	25,065,761
The NASDAQ OMX Group, Inc.	43,337	1,874,759
Voya Financial, Inc.	50,400	1,978,200
Waddell & Reed Financial, Inc., Class A	29,000	1,384,460

		316,354,695

Energy 8.7%
Anadarko Petroleum Corp.	163,048	14,964,545
Antero Resources Corp. *	17,500	917,700
Apache Corp.	124,100	9,580,520
Atwood Oceanics, Inc. *	18,900	768,285
Baker Hughes, Inc.	135,606	7,181,694
Cabot Oil & Gas Corp.	135,396	4,210,816
Cameron International Corp. *	64,100	3,817,155
Cheniere Energy, Inc. *	73,100	5,482,500
Chesapeake Energy Corp.	162,497	3,604,183
Chevron Corp.	606,937	72,802,093
Cimarex Energy Co.	29,115	3,309,502
Cobalt International Energy, Inc. *	89,900	1,052,729
Concho Resources, Inc. *	35,500	3,870,565
ConocoPhillips	390,966	28,208,197
CONSOL Energy, Inc.	77,098	2,837,206
Continental Resources, Inc. *	25,800	1,454,346
Core Laboratories N.V.	13,300	1,855,749
CVR Energy, Inc. (b)	4,300	208,894
Denbury Resources, Inc.	108,108	1,340,539
Devon Energy Corp.	123,082	7,384,920
Diamond Offshore Drilling, Inc. (b)	23,629	891,049
Dresser-Rand Group, Inc. *	25,600	2,091,520
Dril-Quip, Inc. *	11,500	1,034,425
Energen Corp.	24,496	1,658,379
Ensco plc, Class A	76,000	3,084,840
EOG Resources, Inc.	173,304	16,472,545
EQT Corp.	46,600	4,382,264

10 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Exxon Mobil Corp.	1,359,263	131,454,325
FMC Technologies, Inc. *	72,568	4,066,711
Frank’s International N.V.	15,000	258,450
Gulfport Energy Corp. *	25,100	1,259,518
Halliburton Co.	268,988	14,831,998
Helmerich & Payne, Inc.	36,392	3,159,553
Hess Corp.	85,023	7,210,801
HollyFrontier Corp.	65,300	2,963,314
Kinder Morgan, Inc. (b)	202,717	7,845,148
Kosmos Energy Ltd. *	15,000	139,950
Laredo Petroleum, Inc. *	26,600	504,336
Marathon Oil Corp.	217,096	7,685,198
Marathon Petroleum Corp.	89,500	8,135,550
Murphy Oil Corp.	56,544	3,018,884
Nabors Industries Ltd.	83,688	1,493,831
National Oilwell Varco, Inc.	134,326	9,757,441
Newfield Exploration Co. *	45,066	1,469,602
Noble Corp., plc	85,800	1,794,936
Noble Energy, Inc.	111,822	6,444,302
Oasis Petroleum, Inc. *	28,800	862,848
Occidental Petroleum Corp.	249,016	22,144,993
Oceaneering International, Inc.	36,800	2,585,936
Oil States International, Inc. *	17,400	1,039,476
ONEOK, Inc.	66,824	3,938,606
Patterson-UTI Energy, Inc.	52,521	1,209,559
Peabody Energy Corp.	92,121	960,822
Phillips 66	180,800	14,192,800
Pioneer Natural Resources Co.	45,811	8,661,028
QEP Resources, Inc.	60,200	1,509,214
Range Resources Corp.	53,928	3,688,675
Rowan Cos. plc, Class A	42,483	1,031,062
RPC, Inc.	21,900	359,160
SandRidge Energy, Inc. *(b)	106,534	415,483
Schlumberger Ltd.	411,647	40,613,093
SM Energy Co.	21,713	1,222,442
Southwestern Energy Co. *	108,688	3,533,447
Spectra Energy Corp.	209,421	8,194,644
Superior Energy Services, Inc.	53,947	1,356,767
Targa Resources Corp.	9,400	1,209,122
Teekay Corp.	14,700	859,362
Tesoro Corp.	39,812	2,842,975
The Williams Cos., Inc.	214,321	11,896,959
Transocean Ltd. (b)	113,100	3,373,773
Ultra Petroleum Corp. *(b)	51,912	1,183,594
Valero Energy Corp.	171,420	8,586,428
Weatherford International plc *	257,900	4,234,718
Western Refining, Inc.	18,800	857,092
Whiting Petroleum Corp. *	39,800	2,437,352
World Fuel Services Corp.	24,500	1,010,380
WPX Energy, Inc. *	66,800	1,277,216

		575,250,034

Food & Staples Retailing 2.0%
Costco Wholesale Corp.	141,959	18,933,072
CVS Health Corp.	372,611	31,973,750
Rite Aid Corp. *	271,000	1,422,750
Safeway, Inc.	70,097	2,443,582
Sysco Corp.	193,130	7,443,230
The Kroger Co.	157,113	8,752,765
United Natural Foods, Inc. *	16,600	1,129,132
Wal-Mart Stores, Inc.	503,227	38,381,123
Walgreen Co.	276,569	17,761,261
Whole Foods Market, Inc.	116,632	4,587,137

		132,827,802

Food, Beverage & Tobacco 4.8%
Altria Group, Inc.	635,805	30,734,814
Archer-Daniels-Midland Co.	207,705	9,762,135
Brown-Forman Corp., Class B	51,480	4,770,652
Bunge Ltd.	49,492	4,387,466
Campbell Soup Co.	60,958	2,692,515
Coca-Cola Enterprises, Inc.	67,972	2,946,586
ConAgra Foods, Inc.	136,097	4,674,932
Constellation Brands, Inc., Class A *	51,132	4,680,623
Darling Ingredients, Inc. *	50,900	895,840
Dr Pepper Snapple Group, Inc.	59,520	4,121,760
Flowers Foods, Inc.	56,925	1,081,575
General Mills, Inc.	198,400	10,308,864
Hormel Foods Corp.	46,894	2,528,055
Ingredion, Inc.	25,800	1,993,050
Kellogg Co.	79,931	5,112,387
Keurig Green Mountain, Inc.	40,400	6,130,700
Kraft Foods Group, Inc.	183,900	10,362,765
Lorillard, Inc.	109,400	6,728,100
McCormick & Co., Inc. - Non Voting Shares	44,954	3,179,147
Mead Johnson Nutrition Co.	65,800	6,534,598
Molson Coors Brewing Co., Class B	53,572	3,984,685
Mondelez International, Inc., Class A	544,664	19,204,853
Monster Beverage Corp. *	45,800	4,620,304
PepsiCo, Inc.	480,985	46,256,327
Philip Morris International, Inc.	494,265	43,994,528
Pilgrim’s Pride Corp. *	15,000	426,150
Pinnacle Foods, Inc.	13,000	439,400
Reynolds American, Inc.	99,768	6,276,405
Seaboard Corp. *	105	322,651
The Coca-Cola Co.	1,258,148	52,691,238
The Hain Celestial Group, Inc. *	14,700	1,591,275
The Hershey Co.	48,764	4,676,955
The JM Smucker Co.	31,301	3,255,304
The WhiteWave Foods Co. *	55,779	2,076,652
Tyson Foods, Inc., Class A	87,359	3,524,936

		316,968,227

Health Care Equipment & Services 4.6%
Abbott Laboratories	476,946	20,790,076
Aetna, Inc.	113,334	9,351,188
Alere, Inc. *	24,700	987,259
Align Technology, Inc. *	23,400	1,231,308
Allscripts Healthcare Solutions, Inc. *	51,100	701,092
AmerisourceBergen Corp.	68,620	5,860,834
athenahealth, Inc. *	12,000	1,470,000
Baxter International, Inc.	176,925	12,409,519
Becton, Dickinson & Co.	61,565	7,923,415
Boston Scientific Corp. *	429,307	5,701,197
Brookdale Senior Living, Inc. *	58,000	1,955,180
C.R. Bard, Inc.	25,600	4,197,632

See financial notes 11

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Cardinal Health, Inc.	104,010	8,162,705
CareFusion Corp. *	64,900	3,723,313
Centene Corp. *	17,100	1,584,657
Cerner Corp. *	91,304	5,783,195
Cigna Corp.	87,354	8,697,838
Community Health Systems, Inc. *	35,624	1,958,251
Covidien plc	146,500	13,542,460
DaVita HealthCare Partners, Inc. *	53,450	4,172,842
DENTSPLY International, Inc.	48,100	2,442,037
Edwards Lifesciences Corp. *	31,592	3,820,105
Express Scripts Holding Co. *	237,589	18,251,587
HCA Holdings, Inc. *	96,700	6,773,835
Henry Schein, Inc. *	28,319	3,399,130
Hologic, Inc. *	89,470	2,343,219
Humana, Inc.	48,291	6,705,205
IDEXX Laboratories, Inc. *	14,998	2,124,767
Intuitive Surgical, Inc. *	11,941	5,920,348
Laboratory Corp. of America Holdings *	25,722	2,811,157
McKesson Corp.	74,047	15,061,900
Medidata Solutions, Inc. *	16,200	730,782
MEDNAX, Inc. *	33,308	2,079,418
Medtronic, Inc.	309,268	21,079,707
Omnicare, Inc.	33,133	2,206,326
Patterson Cos., Inc.	29,800	1,284,678
Premier, Inc., Class A *	10,000	333,800
Quest Diagnostics, Inc.	42,747	2,712,725
ResMed, Inc. (b)	49,616	2,590,948
Sirona Dental Systems, Inc. *	18,900	1,484,595
St. Jude Medical, Inc.	92,555	5,939,254
Stryker Corp.	95,554	8,363,842
Team Health Holdings, Inc. *	22,500	1,407,150
Teleflex, Inc.	13,846	1,580,106
Tenet Healthcare Corp. *	26,725	1,497,936
The Cooper Cos., Inc.	16,200	2,655,180
UnitedHealth Group, Inc.	309,692	29,423,837
Universal Health Services, Inc., Class B	27,874	2,890,813
Varian Medical Systems, Inc. *	31,371	2,638,929
Veeva Systems, Inc., Class A *	10,000	297,800
WellCare Health Plans, Inc. *	14,100	956,967
WellPoint, Inc.	85,523	10,834,909
West Pharmaceutical Services, Inc.	22,500	1,153,125
Zimmer Holdings, Inc.	55,012	6,119,535

		300,119,613

Household & Personal Products 1.9%
Avon Products, Inc.	146,436	1,522,934
Church & Dwight Co., Inc.	44,094	3,192,847
Colgate-Palmolive Co.	272,354	18,215,036
Coty, Inc., Class A *	30,000	498,000
Energizer Holdings, Inc.	19,900	2,440,735
Herbalife Ltd. (b)	27,018	1,417,364
Kimberly-Clark Corp.	121,304	13,861,408
Nu Skin Enterprises, Inc., Class A (b)	18,400	972,072
Spectrum Brands Holdings, Inc.	5,000	452,950
The Clorox Co.	41,725	4,151,638
The Estee Lauder Cos., Inc., Class A	71,668	5,388,000
The Procter & Gamble Co.	861,119	75,149,855

		127,262,839

Insurance 3.0%
ACE Ltd.	108,600	11,869,980
Aflac, Inc.	142,413	8,506,329
Alleghany Corp. *	4,486	1,993,040
Allied World Assurance Co. Holdings AG	25,200	957,600
American Financial Group, Inc.	26,205	1,567,845
American International Group, Inc.	451,376	24,180,212
Aon plc	92,203	7,929,458
Arch Capital Group Ltd. *	43,100	2,427,392
Arthur J. Gallagher & Co.	50,220	2,395,494
Assurant, Inc.	24,592	1,677,666
Assured Guaranty Ltd.	53,900	1,244,012
Axis Capital Holdings Ltd.	33,562	1,615,675
Brown & Brown, Inc.	39,476	1,257,705
Cincinnati Financial Corp.	49,617	2,504,170
CNA Financial Corp.	9,150	357,582
CNO Financial Group, Inc.	74,300	1,347,059
Erie Indemnity Co., Class A	8,285	703,148
Everest Re Group Ltd.	12,520	2,136,538
FNF Group	88,169	2,630,963
Genworth Financial, Inc., Class A *	166,939	2,335,477
HCC Insurance Holdings, Inc.	31,057	1,620,865
Lincoln National Corp.	84,359	4,619,499
Loews Corp.	98,358	4,288,409
Markel Corp. *	4,447	3,072,388
Marsh & McLennan Cos., Inc.	172,620	9,385,349
MetLife, Inc.	362,844	19,680,659
Old Republic International Corp.	86,909	1,283,646
PartnerRe Ltd.	15,809	1,828,943
Principal Financial Group, Inc.	88,009	4,609,031
Protective Life Corp.	28,200	1,964,976
Prudential Financial, Inc.	145,897	12,917,720
Reinsurance Group of America, Inc.	19,710	1,660,568
RenaissanceRe Holdings Ltd.	14,407	1,488,675
The Allstate Corp.	141,498	9,176,145
The Chubb Corp.	77,112	7,661,848
The Hartford Financial Services Group, Inc.	140,595	5,564,750
The Progressive Corp.	180,142	4,757,550
The Travelers Cos., Inc.	106,547	10,739,938
Torchmark Corp.	39,097	2,070,577
Unum Group	88,014	2,944,948
Validus Holdings Ltd.	33,709	1,340,944
W. R. Berkley Corp.	25,625	1,320,713
White Mountains Insurance Group Ltd.	1,813	1,132,980
Willis Group Holdings plc	56,600	2,293,998
XL Group plc	82,267	2,787,206

		199,849,670

Materials 3.5%
Air Products & Chemicals, Inc.	61,078	8,224,764
Airgas, Inc.	21,451	2,392,645
Albemarle Corp.	26,200	1,529,556
Alcoa, Inc.	374,620	6,278,631

12 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Allegheny Technologies, Inc.	36,152	1,187,593
AptarGroup, Inc.	22,500	1,400,400
Ashland, Inc.	23,300	2,518,031
Avery Dennison Corp.	31,060	1,455,161
Ball Corp.	40,176	2,588,540
Bemis Co., Inc.	35,049	1,348,335
Cabot Corp.	21,716	1,008,274
Carpenter Technology Corp.	15,000	750,750
Celanese Corp., Series A	49,443	2,903,787
CF Industries Holdings, Inc.	14,512	3,773,120
Cliffs Natural Resources, Inc. (b)	48,600	545,778
Crown Holdings, Inc. *	39,776	1,906,464
Cytec Industries, Inc.	23,000	1,072,490
Domtar Corp.	20,800	854,256
E.I. du Pont de Nemours & Co.	293,017	20,262,126
Eagle Materials, Inc.	15,200	1,328,936
Eastman Chemical Co.	45,762	3,696,654
Ecolab, Inc.	86,028	9,568,894
FMC Corp.	43,504	2,494,954
Freeport-McMoRan, Inc.	331,157	9,437,975
Graphic Packaging Holding Co. *	104,500	1,267,585
Huntsman Corp.	64,700	1,578,680
International Flavors & Fragrances, Inc.	27,508	2,727,418
International Paper Co.	135,207	6,844,178
LyondellBasell Industries N.V., Class A	133,100	12,195,953
Martin Marietta Materials, Inc.	19,649	2,297,361
MeadWestvaco Corp.	53,683	2,371,178
Monsanto Co.	168,834	19,422,663
NewMarket Corp.	3,600	1,396,836
Newmont Mining Corp.	162,928	3,056,529
Nucor Corp.	103,076	5,572,289
Owens-Illinois, Inc. *	55,877	1,439,950
Packaging Corp. of America	33,230	2,395,218
PolyOne Corp.	30,900	1,143,609
PPG Industries, Inc.	44,006	8,963,582
Praxair, Inc.	90,228	11,367,826
Reliance Steel & Aluminum Co.	25,122	1,695,233
Rock-Tenn Co., Class A	47,970	2,453,666
Rockwood Holdings, Inc.	23,400	1,799,694
Royal Gold, Inc.	21,800	1,245,870
RPM International, Inc.	44,600	2,020,380
Sealed Air Corp.	65,302	2,367,198
Sigma-Aldrich Corp.	38,908	5,287,986
Sonoco Products Co.	33,970	1,388,354
Steel Dynamics, Inc.	74,400	1,711,944
The Dow Chemical Co.	357,756	17,673,146
The Mosaic Co.	98,995	4,386,469
The Scotts Miracle-Gro Co., Class A	14,668	868,932
The Sherwin-Williams Co.	24,990	5,736,704
The Valspar Corp.	24,346	2,000,267
United States Steel Corp.	48,968	1,960,679
Vulcan Materials Co.	43,925	2,710,612
W.R. Grace & Co. *	24,900	2,355,540
Westlake Chemical Corp.	14,000	987,700

		231,219,343

Media 3.6%
AMC Networks, Inc., Class A *	19,500	1,182,675
Cablevision Systems Corp., Class A	75,110	1,398,548
CBS Corp., Class B - Non Voting Shares	154,505	8,377,261
Charter Communications, Inc., Class A *	25,600	4,054,784
Cinemark Holdings, Inc.	34,600	1,222,072
Clear Channel Outdoor Holdings, Inc., Class A	14,500	105,270
Comcast Corp., Class A	827,123	45,781,258
DIRECTV *	160,025	13,888,570
Discovery Communications, Inc., Class A *	47,200	1,668,520
Discovery Communications, Inc., Class C *	87,100	3,047,629
DISH Network Corp., Class A *	67,372	4,288,228
Gannett Co., Inc.	73,854	2,326,401
John Wiley & Sons, Inc., Class A	15,480	903,877
Lamar Advertising Co., Class A	20,370	1,052,110
Liberty Global plc, Class A *	115,766	5,263,880
Liberty Global plc, Series C *	115,766	5,148,114
Liberty Media Corp., Class A *	30,446	1,462,017
Live Nation Entertainment, Inc. *	45,500	1,183,000
Morningstar, Inc.	8,150	556,238
News Corp., Class A *	161,082	2,493,549
Omnicom Group, Inc.	84,688	6,085,680
Regal Entertainment Group, Class A (b)	15,000	332,250
Scripps Networks Interactive, Inc., Class A	35,400	2,734,296
Sinclair Broadcast Group, Inc., Class A (b)	23,500	682,675
Sirius XM Holdings, Inc. *(b)	952,200	3,266,046
Starz, Class A *	29,800	920,820
The Interpublic Group of Cos., Inc.	143,264	2,777,889
The Madison Square Garden Co., Class A *	20,800	1,575,808
The Walt Disney Co.	503,360	45,997,037
Time Warner Cable, Inc.	87,736	12,915,617
Time Warner, Inc.	270,880	21,526,834
Twenty-First Century Fox, Inc., Class A	607,128	20,933,773
Viacom, Inc., Class B	119,546	8,688,603

		233,841,329

Pharmaceuticals, Biotechnology & Life Sciences 9.3%
AbbVie, Inc.	508,646	32,278,675
Actavis plc *	84,255	20,452,059
Agilent Technologies, Inc.	107,031	5,916,674
Alexion Pharmaceuticals, Inc. *	62,400	11,940,864
Alkermes plc *	41,300	2,087,715
Allergan, Inc.	94,862	18,029,472
Alnylam Pharmaceuticals, Inc. *	17,100	1,585,854
Amgen, Inc.	240,902	39,069,486
Bio-Rad Laboratories, Inc., Class A *	6,900	778,458
Bio-Techne Corp.	12,563	1,143,861
Biogen Idec, Inc. *	76,455	24,548,171
BioMarin Pharmaceutical, Inc. *	45,900	3,786,750
Bristol-Myers Squibb Co.	526,739	30,650,942
Bruker Corp. *	31,600	655,068

See financial notes 13

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Celgene Corp. *	253,040	27,098,054
Cepheid *	21,800	1,155,618
Covance, Inc. *	17,300	1,382,270
Cubist Pharmaceuticals, Inc. *	20,900	1,510,861
Eli Lilly & Co.	317,971	21,091,016
Endo International plc *	44,728	2,993,198
Gilead Sciences, Inc. *	481,844	53,966,528
Hospira, Inc. *	56,040	3,009,348
Illumina, Inc. *	44,400	8,550,552
Incyte Corp. *	46,600	3,124,996
Intercept Pharmaceuticals, Inc. *	3,200	826,848
Isis Pharmaceuticals, Inc. *(b)	37,300	1,718,038
Jazz Pharmaceuticals plc *	19,200	3,241,728
Johnson & Johnson	901,987	97,216,159
Mallinckrodt plc *	35,320	3,255,798
Medivation, Inc. *	24,300	2,568,510
Merck & Co., Inc.	924,818	53,583,955
Mettler-Toledo International, Inc. *	8,800	2,274,536
Mylan, Inc. *	122,300	6,549,165
NPS Pharmaceuticals, Inc. *	30,200	827,480
OPKO Health, Inc. *(b)	69,500	580,325
PerkinElmer, Inc.	38,500	1,671,670
Perrigo Co., plc	41,500	6,700,175
Pfizer, Inc.	2,031,951	60,856,932
Pharmacyclics, Inc. *	21,600	2,822,472
Puma Biotechnology, Inc. *	6,200	1,553,720
Quintiles Transnational Holdings, Inc. *	16,500	965,910
Regeneron Pharmaceuticals, Inc. *	24,400	9,606,768
Salix Pharmaceuticals Ltd. *	20,500	2,948,925
Seattle Genetics, Inc. *	33,600	1,232,112
Theravance, Inc. (b)	24,900	398,898
Thermo Fisher Scientific, Inc.	126,398	14,860,613
United Therapeutics Corp. *	13,200	1,728,804
Vertex Pharmaceuticals, Inc. *	73,212	8,246,600
Waters Corp. *	27,700	3,069,160
Zoetis, Inc.	160,800	5,975,328

		612,087,119

Real Estate 3.3%
Alexandria Real Estate Equities, Inc.	21,100	1,751,300
Altisource Portfolio Solutions S.A. *(b)	5,400	403,164
American Campus Communities, Inc.	31,200	1,225,224
American Capital Agency Corp.	123,600	2,810,664
American Homes 4 Rent, Class A	44,000	771,320
American Realty Capital Properties, Inc.	288,200	2,556,334
American Tower Corp.	127,089	12,391,177
Annaly Capital Management, Inc.	304,600	3,475,486
Apartment Investment & Management Co., Class A	49,418	1,768,670
AvalonBay Communities, Inc.	41,849	6,521,748
BioMed Realty Trust, Inc.	72,300	1,570,356
Boston Properties, Inc.	50,205	6,363,484
Brixmor Property Group, Inc.	17,000	414,120
Camden Property Trust	26,864	2,059,663
CBRE Group, Inc., Class A *	84,537	2,705,184
Chimera Investment Corp.	330,400	1,030,848
Columbia Property Trust, Inc.	40,100	1,011,723
Corrections Corp. of America	38,004	1,397,787
Crown Castle International Corp.	104,627	8,173,461
DDR Corp.	109,000	1,977,260
Digital Realty Trust, Inc.	41,400	2,856,186
Douglas Emmett, Inc.	47,600	1,338,988
Duke Realty Corp.	104,537	1,982,022
Equity LifeStyle Properties, Inc.	27,800	1,364,980
Equity Residential	115,272	8,018,320
Essex Property Trust, Inc.	19,429	3,919,995
Extra Space Storage, Inc.	32,100	1,866,936
Federal Realty Investment Trust	21,596	2,846,353
Forest City Enterprises, Inc., Class A *	47,200	986,008
Gaming & Leisure Properties, Inc.	22,900	715,625
General Growth Properties, Inc.	200,000	5,182,000
HCP, Inc.	151,580	6,664,973
Health Care REIT, Inc.	103,321	7,347,156
Highwoods Properties, Inc.	24,700	1,058,889
Home Properties, Inc.	16,400	1,054,684
Hospitality Properties Trust	41,981	1,243,057
Host Hotels & Resorts, Inc.	240,139	5,597,640
Iron Mountain, Inc.	57,693	2,080,987
Jones Lang LaSalle, Inc.	14,800	2,001,108
Kilroy Realty Corp.	23,300	1,578,342
Kimco Realty Corp.	138,331	3,451,358
LaSalle Hotel Properties	28,500	1,117,485
Liberty Property Trust	55,504	1,929,874
Mid-America Apartment Communities, Inc.	23,900	1,688,774
National Retail Properties, Inc.	35,200	1,341,824
NorthStar Realty Finance Corp.	57,950	1,076,711
Omega Healthcare Investors, Inc. (b)	35,100	1,339,416
Plum Creek Timber Co., Inc.	54,798	2,247,266
Prologis, Inc.	161,980	6,746,467
Public Storage	47,109	8,684,073
Rayonier, Inc.	41,734	1,396,837
Realogy Holdings Corp. *	43,650	1,790,087
Realty Income Corp. (b)	70,800	3,258,924
Regency Centers Corp.	30,582	1,856,327
RLJ Lodging Trust	34,900	1,124,478
Senior Housing Properties Trust	55,300	1,249,227
Simon Property Group, Inc.	99,750	17,876,197
SL Green Realty Corp.	29,251	3,384,341
Spirit Realty Capital, Inc.	113,100	1,345,890
Starwood Property Trust, Inc.	62,800	1,416,768
Tanger Factory Outlet Centers, Inc.	30,900	1,105,293
Taubman Centers, Inc.	19,800	1,505,790
The Howard Hughes Corp. *	11,500	1,694,870
The Macerich Co.	44,845	3,161,573
Two Harbors Investment Corp.	117,200	1,187,236
UDR, Inc.	85,262	2,577,470
Ventas, Inc.	92,729	6,352,864
Vornado Realty Trust	57,334	6,276,926
Weingarten Realty Investors	40,802	1,479,073
Weyerhaeuser Co.	177,450	6,008,457
WP Carey, Inc.	29,500	1,997,740

		217,752,838

14 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Retailing 4.1%
Advance Auto Parts, Inc.	24,622	3,618,449
Amazon.com, Inc. *	120,741	36,881,546
Ascena Retail Group, Inc. *	45,800	570,210
AutoNation, Inc. *	20,866	1,194,787
AutoZone, Inc. *	10,533	5,830,226
Bed Bath & Beyond, Inc. *	60,720	4,088,885
Best Buy Co., Inc.	86,026	2,936,928
Cabela’s, Inc. *(b)	15,100	725,102
CarMax, Inc. *	66,800	3,734,788
Dick’s Sporting Goods, Inc.	32,800	1,488,136
Dillard’s, Inc., Class A	5,800	613,408
Dollar General Corp. *	97,900	6,135,393
Dollar Tree, Inc. *	63,224	3,829,478
DSW, Inc., Class A	19,600	581,140
Expedia, Inc.	32,204	2,736,374
Family Dollar Stores, Inc.	32,860	2,572,609
Foot Locker, Inc.	50,909	2,851,413
GameStop Corp., Class A (b)	40,000	1,710,400
Genuine Parts Co.	49,630	4,818,080
GNC Holdings, Inc., Class A	26,800	1,114,076
Groupon, Inc. *	120,700	882,317
Kohl’s Corp.	62,565	3,392,274
L Brands, Inc.	78,823	5,684,715
Liberty Interactive Corp., Class A *	153,908	4,023,155
Liberty Ventures, Series A *	44,681	1,568,303
LKQ Corp. *	99,600	2,845,572
Lowe’s Cos., Inc.	318,736	18,231,699
Macy’s, Inc.	114,576	6,624,784
Netflix, Inc. *	18,800	7,384,076
Nordstrom, Inc.	42,400	3,078,664
O’Reilly Automotive, Inc. *	33,266	5,850,824
Penske Automotive Group, Inc.	15,300	692,172
PetSmart, Inc.	34,595	2,502,948
Ross Stores, Inc.	71,412	5,764,377
Sally Beauty Holdings, Inc. *	38,200	1,119,642
Sears Holdings Corp. *(b)	13,094	457,242
Signet Jewelers Ltd.	26,900	3,228,269
Staples, Inc.	216,770	2,748,644
Target Corp.	199,562	12,336,923
The Gap, Inc.	87,355	3,309,881
The Home Depot, Inc.	428,935	41,829,741
The Priceline Group, Inc. *	16,546	19,957,951
The TJX Cos., Inc.	224,990	14,246,367
Tiffany & Co.	33,573	3,227,037
Tractor Supply Co.	45,200	3,309,544
TripAdvisor, Inc. *	37,200	3,298,152
Ulta Salon, Cosmetics & Fragrance, Inc. *	19,900	2,404,119
Urban Outfitters, Inc. *	37,796	1,147,487
Williams-Sonoma, Inc.	29,400	1,911,882
zulily, Inc., Class A *(b)	8,000	291,040

		271,381,229

Semiconductors & Semiconductor Equipment 2.3%
Altera Corp.	101,969	3,504,675
Analog Devices, Inc.	101,274	5,025,216
Applied Materials, Inc.	385,589	8,517,661
Atmel Corp. *	138,500	1,027,670
Avago Technologies Ltd.	80,000	6,900,000
Broadcom Corp., Class A	174,025	7,288,167
Cree, Inc. *	38,900	1,224,572
First Solar, Inc. *	20,000	1,178,000
Freescale Semiconductor Ltd. *	31,900	634,491
Intel Corp.	1,577,980	53,667,100
KLA-Tencor Corp.	53,538	4,237,533
Lam Research Corp.	52,619	4,096,915
Linear Technology Corp.	77,466	3,318,643
Marvell Technology Group Ltd.	135,162	1,816,577
Maxim Integrated Products, Inc.	83,700	2,455,758
Microchip Technology, Inc.	65,366	2,817,928
Micron Technology, Inc. *	335,800	11,111,622
NVIDIA Corp.	156,999	3,067,761
ON Semiconductor Corp. *	152,900	1,267,541
Skyworks Solutions, Inc.	63,900	3,721,536
SunEdison, Inc. *	78,900	1,539,339
SunPower Corp. *(b)	12,000	382,080
Teradyne, Inc.	62,600	1,151,840
Texas Instruments, Inc.	346,575	17,210,915
Xilinx, Inc.	85,805	3,816,606

		150,980,146

Software & Services 10.4%
Accenture plc, Class A	204,400	16,580,928
Activision Blizzard, Inc.	157,838	3,148,868
Adobe Systems, Inc. *	151,313	10,610,068
Akamai Technologies, Inc. *	61,009	3,678,843
Alliance Data Systems Corp. *	17,371	4,922,073
Amdocs Ltd.	51,600	2,453,064
ANSYS, Inc. *	31,400	2,466,784
AOL, Inc. *	27,400	1,192,722
Aspen Technology, Inc. *	30,500	1,126,365
Autodesk, Inc. *	67,872	3,905,355
Automatic Data Processing, Inc.	154,351	12,622,825
Broadridge Financial Solutions, Inc.	43,100	1,893,383
CA, Inc.	98,881	2,873,482
Cadence Design Systems, Inc. *	92,587	1,661,937
Citrix Systems, Inc. *	52,400	3,365,652
Cognizant Technology Solutions Corp., Class A *	191,332	9,346,568
CommVault Systems, Inc. *	14,800	656,232
Computer Sciences Corp.	47,331	2,858,792
Concur Technologies, Inc. *	15,850	2,033,872
CoreLogic, Inc. *	31,900	1,000,703
CoStar Group, Inc. *	8,800	1,417,592
DST Systems, Inc.	11,380	1,096,463
eBay, Inc. *	359,570	18,877,425
Electronic Arts, Inc. *	98,381	4,030,670
Equinix, Inc.	16,100	3,363,290
Facebook, Inc., Class A *	664,600	49,838,354
FactSet Research Systems, Inc.	12,900	1,695,576
Fidelity National Information Services, Inc.	95,308	5,565,034
FireEye, Inc. *	5,000	169,950
Fiserv, Inc. *	82,978	5,765,311
FleetCor Technologies, Inc. *	24,100	3,628,496
Fortinet, Inc. *	44,600	1,161,830
Gartner, Inc. *	32,300	2,606,933
Genpact Ltd. *	44,550	781,852
Global Payments, Inc.	19,738	1,588,909

See financial notes 15

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Google, Inc., Class A *	90,388	51,328,634
Google, Inc., Class C *	90,388	50,534,123
Guidewire Software, Inc. *	21,100	1,053,734
HomeAway, Inc. *	20,300	708,470
IAC/InterActiveCorp	21,230	1,437,059
Informatica Corp. *	36,200	1,290,892
International Business Machines Corp.	295,740	48,619,656
Intuit, Inc.	93,644	8,241,608
Jack Henry & Associates, Inc.	29,400	1,758,708
Leidos Holdings, Inc.	23,475	858,481
LinkedIn Corp., Class A *	33,000	7,555,680
MasterCard, Inc., Class A	311,510	26,088,962
Microsoft Corp.	2,626,238	123,301,874
NetSuite, Inc. *	9,800	1,064,868
Nuance Communications, Inc. *	79,800	1,231,314
Oracle Corp.	1,036,510	40,475,715
Pandora Media, Inc. *	52,500	1,012,200
Paychex, Inc.	109,628	5,145,938
PTC, Inc. *	39,700	1,514,555
Rackspace Hosting, Inc. *	35,200	1,350,272
Red Hat, Inc. *	57,283	3,375,114
salesforce.com, Inc. *	180,840	11,571,952
ServiceNow, Inc. *	41,300	2,805,509
SolarWinds, Inc. *	20,600	979,530
Solera Holdings, Inc.	24,100	1,251,995
Splunk, Inc. *	37,800	2,497,824
SS&C Technologies Holdings, Inc. *	20,100	971,232
Symantec Corp.	226,489	5,621,457
Synopsys, Inc. *	48,700	1,995,726
Syntel, Inc. *	2,000	173,220
Tableau Software, Inc., Class A *	11,100	916,749
Teradata Corp. *	48,044	2,033,222
The Ultimate Software Group, Inc. *	8,900	1,339,539
The Western Union Co.	163,440	2,771,942
TIBCO Software, Inc. *	55,500	1,297,035
Total System Services, Inc.	55,100	1,861,829
Twitter, Inc. *	158,800	6,585,436
Tyler Technologies, Inc. *	9,100	1,018,472
Vantiv, Inc., Class A *	45,300	1,400,676
VeriFone Systems, Inc. *	35,800	1,333,908
VeriSign, Inc. *	43,205	2,581,931
Visa, Inc., Class A	156,900	37,880,367
VMware, Inc., Class A *	28,900	2,415,173
WEX, Inc. *	13,100	1,487,636
Workday, Inc., Class A *	29,900	2,854,852
Xerox Corp.	331,345	4,400,262
Yahoo! Inc. *	296,579	13,657,463
Yelp, Inc. *	18,400	1,104,000
Zillow, Inc., Class A *(b)	7,600	826,348

		683,569,343

Technology Hardware & Equipment 6.3%
3D Systems Corp. *(b)	30,149	1,139,632
Amphenol Corp., Class A	104,640	5,292,691
Apple, Inc.	1,908,474	206,115,192
ARRIS Group, Inc. *	36,900	1,107,738
Arrow Electronics, Inc. *	28,800	1,637,568
Avnet, Inc.	42,546	1,840,114
Brocade Communications Systems, Inc.	154,700	1,659,931
CDW Corp.	27,800	857,352
Cisco Systems, Inc.	1,626,315	39,795,928
Cognex Corp. *	26,700	1,056,252
CommScope Holding Co., Inc. *	22,000	473,880
Corning, Inc.	412,563	8,428,662
Dolby Laboratories, Inc., Class A	17,400	729,408
EchoStar Corp., Class A *	13,254	619,359
EMC Corp.	644,224	18,508,556
F5 Networks, Inc. *	23,200	2,853,136
FEI Co.	12,500	1,053,500
FLIR Systems, Inc.	38,200	1,280,846
Harris Corp.	32,596	2,268,682
Hewlett-Packard Co.	606,168	21,749,308
Ingram Micro, Inc., Class A *	53,851	1,445,361
IPG Photonics Corp. *	9,400	690,054
Jabil Circuit, Inc.	62,300	1,305,185
Juniper Networks, Inc.	127,994	2,696,834
Motorola Solutions, Inc.	76,612	4,941,474
National Instruments Corp.	31,200	988,416
NCR Corp. *	53,544	1,481,562
NetApp, Inc.	107,600	4,605,280
Palo Alto Networks, Inc. *	20,400	2,156,280
QUALCOMM, Inc.	534,178	41,938,315
Riverbed Technology, Inc. *	52,200	991,278
SanDisk Corp.	73,458	6,915,336
Seagate Technology plc	104,837	6,586,909
TE Connectivity Ltd.	131,500	8,038,595
Trimble Navigation Ltd. *	84,000	2,256,240
Ubiquiti Networks, Inc. (b)	9,000	321,930
Western Digital Corp.	70,112	6,896,917

		412,723,701

Telecommunication Services 2.3%
AT&T, Inc.	1,651,077	57,523,523
CenturyLink, Inc.	182,811	7,583,000
Frontier Communications Corp.	338,406	2,213,175
Level 3 Communications, Inc. *	54,600	2,561,286
SBA Communications Corp., Class A *	41,300	4,639,229
Sprint Corp. *	278,164	1,649,513
T-Mobile US, Inc. *	82,500	2,408,175
tw telecom, Inc. *	36,600	1,565,748
United States Cellular Corp. *	4,900	178,458
Verizon Communications, Inc.	1,324,157	66,538,889
Windstream Holdings, Inc. (b)	198,148	2,076,591

		148,937,587

Transportation 2.4%
Alaska Air Group, Inc.	48,400	2,576,332
AMERCO	2,000	542,240
American Airlines Group, Inc.	230,200	9,518,770
Avis Budget Group, Inc. *	34,800	1,940,100
C.H. Robinson Worldwide, Inc.	43,448	3,007,036
CSX Corp.	317,226	11,302,762
Delta Air Lines, Inc.	278,000	11,183,940
Expeditors International of Washington, Inc.	67,198	2,866,667
FedEx Corp.	86,828	14,535,007

16 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Genesee & Wyoming, Inc., Class A *	14,700	1,414,140
Hertz Global Holdings, Inc. *	142,100	3,114,832
J.B. Hunt Transport Services, Inc.	30,591	2,440,244
Kansas City Southern	33,100	4,064,349
Kirby Corp. *	18,900	2,089,962
Norfolk Southern Corp.	99,586	11,018,195
Old Dominion Freight Line, Inc. *	24,000	1,748,880
Ryder System, Inc.	16,964	1,500,805
Southwest Airlines Co.	223,988	7,723,106
Spirit Airlines, Inc. *	23,400	1,710,774
Swift Transportation Co. *	35,300	871,910
Union Pacific Corp.	285,924	33,295,850
United Continental Holdings, Inc. *	112,582	5,945,456
United Parcel Service, Inc., Class B	223,535	23,451,057

		157,862,414

Utilities 3.1%
AES Corp.	196,902	2,770,411
AGL Resources, Inc.	38,087	2,053,270
Alliant Energy Corp.	37,400	2,315,434
Ameren Corp.	78,585	3,327,289
American Electric Power Co., Inc.	153,071	8,930,162
American Water Works Co., Inc.	59,700	3,186,189
Aqua America, Inc.	58,917	1,543,625
Atmos Energy Corp.	30,718	1,628,054
Calpine Corp. *	112,000	2,555,840
CenterPoint Energy, Inc.	133,911	3,287,515
CMS Energy Corp.	85,733	2,800,897
Consolidated Edison, Inc.	95,306	6,038,588
Dominion Resources, Inc.	182,208	12,991,431
DTE Energy Co.	57,597	4,732,170
Duke Energy Corp.	227,395	18,680,499
Edison International	105,954	6,630,601
Entergy Corp.	57,362	4,819,555
Exelon Corp.	274,419	10,040,991
FirstEnergy Corp.	136,391	5,092,840
Great Plains Energy, Inc.	52,000	1,400,360
Integrys Energy Group, Inc.	26,455	1,922,749
ITC Holdings Corp.	52,200	2,067,642
MDU Resources Group, Inc.	64,217	1,809,635
National Fuel Gas Co.	28,047	1,941,694
NextEra Energy, Inc.	139,908	14,021,580
NiSource, Inc.	103,880	4,369,193
Northeast Utilities	101,312	4,999,747
NRG Energy, Inc.	108,030	3,238,740
OGE Energy Corp.	66,760	2,489,481
Pepco Holdings, Inc.	76,274	2,085,331
PG&E Corp.	144,737	7,283,166
Pinnacle West Capital Corp.	37,087	2,279,738
PPL Corp.	211,761	7,409,517
Public Service Enterprise Group, Inc.	164,472	6,794,338
Questar Corp.	60,420	1,456,726
SCANA Corp.	44,531	2,444,307
Sempra Energy	73,678	8,104,580
TECO Energy, Inc.	59,217	1,161,245
The Southern Co.	279,918	12,976,999
UGI Corp.	58,872	2,218,886
Westar Energy, Inc.	39,800	1,504,838
Wisconsin Energy Corp.	71,936	3,572,342
Xcel Energy, Inc.	160,409	5,368,889

		206,347,084

Total Common Stock
(Cost $2,005,520,919)		6,533,533,558

Other Investment Companies 1.2% of net assets

Money Market Fund 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (e)	44,874,058	44,874,058

Securities Lending Collateral 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (e)	33,194,416	33,194,416

Total Other Investment Companies
(Cost $78,068,474)		78,068,474

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.0% of net assets

U.S. Treasury Obligation 0.0%
U.S. Treasury Bill
0.01%, 12/18/14 (c)(d)	2,630,000	2,629,957

Total Short-Term Investment
(Cost $2,629,957)		2,629,957

End of Investments.

At 10/31/14, tax basis cost of the fund’s investments was $2,063,162,830 and the unrealized appreciation and depreciation were $4,587,737,414 and ($36,668,255), respectively, with a net unrealized appreciation of $4,551,069,159.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $33,735,231. Non-Cash Collateral pledged to the fund for securities on loan amounted to $1,049,914.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.
(e)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

See financial notes 17

 Schwab 1000 Index Fund

Portfolio Holdings continued

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

S&P 500 Index, e-mini, Long, expires 12/19/14	460	46,262,200	800,851

18 See financial notes

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of:
Schwab 1000 Index Fund
In our opinion, the accompanying statement of assets and liabilities, including the condensed portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the portfolio holdings (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Schwab 1000 Index Fund (one of the funds constituting Schwab Investments, hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights and portfolio holdings (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers, LLP
PricewaterhouseCoopers, LLP
San Francisco, California
December 16, 2014

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a) Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Investments – Schwab 1000 Index Fund

By:	/s/ Marie Chandoha Marie Chandoha Chief Executive Officer
Date: 12/15/14
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Marie Chandoha Marie Chandoha Chief Executive Officer
Date: 12/15/14

By:	/s/ George Pereira George Pereira Principal Financial Officer
Date: 12/15/14